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UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2012 to November 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2012

Classes A, B, C, I, O, R and W

Domestic Equity and Income Fund

■ ING Core Equity Research Fund

Domestic Equity and Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Large Cap Growth Fund

■ ING Small Company Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	8
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	18
Summary Portfolios of Investments	33

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled "Global Trends 2030: Alternative Worlds." The report identifies four "megatrends" that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It's important to remember that these are projections and subject to change, but they point to the value of keeping one's portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 19, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2012

Not long before our new fiscal year commenced, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, had enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The dramatic recovery from there emerged despite slow, patchy improvement in economic data, while investors viewed in frustration the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. For the first half of the fiscal year the MSCI World IndexSM gained 11.23%.(The MSCI World IndexSM returned 12.81% for the six months ended November 30, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding half way to 170,000 in November. The unemployment rate was still uncomfortably high at 7.9%.

By November, other economic data, from average hourly earnings growth to industrial production to retail sales, were mostly unconvincing, but perhaps affected by a devastating hurricane which hit the North-East in late October.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 3% year-over-year gain, while housing starts rose to a four-year high in October.

Also in the relative doldrums was China, responsible for much of global gross domestic product ("GDP") growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended November nearly 14% above the low point in early June. How could this be? One reason was a growing sense that the euro zone's enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain's shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country's bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank ("ECB") President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was "ready to do whatever it takes to preserve the euro." Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties. Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved "substantially". Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. This was enough to give those prices a boost despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece's next bailout tranche until November 27. In the U.S. the newly-elected Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the "Fiscal Cliff", an ominous year-end cocktail of deflationary tax increases and spending cuts.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index ("BCAB") of investment grade bonds rose 1.99% in the six months through November. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB returned only 0.57% as risk appetite recovered. By contrast, the investment grade Barclays Capital Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 5.37%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 8.54%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 9.32% in the six months ended November 30, 2012. By sector, financials led the way with a return of 13.59%, followed by healthcare with a return of 12.60%. No sector incurred a loss, but utilities with a return of 0.50% suffered from improved risk appetite while the three biggest names in technology, which had a return of 4.34%, struggled for various reasons. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets the dollar fell 4.78% against the euro over the fiscal half-year, as that currency rebounded after Mr. Draghi's July pronouncements, and 3.80% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 5.31% to the yen, as Japan's cabinet announced new monetary stimulus that will probably be intensified after December elections, which the opposition is likely to win.

In international markets, the MSCI Japan® Index rose 10.15%, more than half in November, due to the monetary stimulus referred to above. This was despite the effect on Japan's export focused economy of the euro zone crisis, the slowdown in China and a silly political dispute with that country. The MSCI Europe ex UK® Index soared 18.53% due to central bank initiatives, in the face of economic news that was unremittingly bad, including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 12.38%, more than half contributed by financials and consumer staples. The economy grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund (the "Fund" or "Core Equity Research") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of 9.33% compared to the S&P 500® Index, which returned 9.32% for the same period.

Portfolio Specifics: The strategy outperformed its benchmark for the period due to strong stock selection; sector allocation detracted from the result. While performance through September was strong, U.S. equity markets began the fourth quarter on the wrong foot, bringing an end to their summer rally. The S&P 500® Index declined 1.8% on a total return basis in October with only two S&P 500® sectors — financials and utilities — able to deliver positive performance that month; information technology, telecommunications and energy were the biggest laggards. In November, equity markets sold off following the U.S. presidential election amidst continued uncertainty regarding the looming fiscal cliff, though consensus expectations are for a last minute compromise. The market rebounded mid-month on better U.S. housing and jobs data and signs of economic expansion in China. In addition, Black Friday data were encouraging. Dividends were a notable theme in the market, as companies have brought forward their dividend payments to avoid higher tax rates for investors in 2013.

For the six-month period ending November 30, 2012, stock selection within the healthcare, consumer discretionary, telecommunication services and materials sectors was favorable to returns. Within health care, our position in biotechnology company Gilead Sciences Inc. was the Fund's top contributing stock. Shares of Gilead Sciences rose after the company reported earnings that beat consensus. In addition, the company received U.S. Food and Drug Administration ("FDA") approval for Stribild, its once-daily single tablet regimen for HIV-1 infection for treatment-naïve adults. Not owning Microsoft Corp. was beneficial to relative results. The stock underperformed the benchmark due to weaker global PC sales. In our view, Microsoft's recently announced new offerings are not compelling enough to offset the ongoing consumer migration away from traditional Windows PCs to tablets and smartphones, where Microsoft is a weaker player. We believe this enhances the risks for Microsoft's highly profitable Windows operating system business and we have less confidence in its ability to grow revenues and profits longer term.

Stock selection in consumer staples was the largest detractor from performance. Within the sector, our position in Monster Beverage Corp. sold off due to weaker than expected second quarter results that were attributable to lower than anticipated sales growth. The sell-off was also due to negative publicity and increased regulatory risk over energy drinks. We sold Monster Beverage after reports that the FDA had investigated several instances of caffeine toxicity, implicated in the death of several teenagers. We are worried that at the least the negative publicity could substantially slow the company's growth rate. Our overweight position in Procter & Gamble Co. during June detracted from performance; however, we sold our shares after the company reported weaker guidance due to greater than expected market share losses. After we sold our position the company experienced market share stabilization in key categories where it had been losing share earlier in the year. As a result, not owning the stock throughout the remainder of the time period proved to be a source of underperformance for the Fund.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The strength of U.S. corporations remains intact as evident by significant amounts of free cash flow and record-high incremental margins.

We adhere to the process, and have been taking advantage of market volatility to either add to existing positions during corrections or initiate new positions. Currently the largest sector overweights are in the telecommunications services, materials and energy sectors. The largest sector underweights are in the consumer staples, financials, utilities and healthcare.

Sector Diversification
as of November 30, 2012
(as a percentage of net assets)

Information Technology	19.7%
Financials	13.4%
Consumer Discretionary	12.4%
Energy	11.8%
Industrials	11.8%
Health Care	10.7%
Consumer Staples	7.0%
Telecommunication Services	4.7%
Materials	4.4%
Utilities	1.8%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2012
(as a percentage of net assets)

Apple, Inc.	5.8%
ExxonMobil Corp.	5.0%
Google, Inc. - Class A	4.1%
Pfizer, Inc.	2.9%
Wells Fargo & Co.	2.8%
Oracle Corp.	2.5%
Comcast Corp. - Class A	2.4%
Verizon Communications, Inc.	2.3%
JPMorgan Chase & Co.	2.0%
Costco Wholesale Corp.	1.9%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the "Fund'' or "Corporate Leaders 100") seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of 9.94% compared to the S&P 500® Index, which returned 9.32% for the same period.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The portfolio is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings.

During the reporting period, this strategy worked in the Fund's favor relative to the S&P 500® Index, particularly within the healthcare, consumer discretionary and financials sectors. These contributions were partially offset by negative performance in the energy and industrials sectors. In terms of individual holdings, top relative contributors included an underweight position in Apple Inc. as well as overweight positions in Gilead Sciences Inc. and Lowe's Cos. Top relative detractors included overweight positions in Hewlett-Packard Co., Dell Inc. and Exelon Corp.

Outlook and Current Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining if slow economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (the "Fed") has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has also stated a commitment to maintaining the federal funds rate target near zero until 2015. The strength of U.S. corporations remains intact as evident by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

At the end of the reporting period, the strategy's largest sector overweights were in industrials, consumer discretionary and consumer staples. The largest sector underweights were in information technology, telecommunication services and health care. Sector exposures are purely a function of the strategy's quantitative investment discipline, however, and are not actively managed.

Sector Diversification
as of November 30, 2012
(as a percentage of net assets)

Financials	15.3%
Industrials	14.1%
Information Technology	13.6%
Consumer Discretionary	12.4%
Consumer Staples	12.0%
Energy	11.3%
Health Care	11.2%
Materials	3.9%
Utilities	2.8%
Telecommunication Services	1.9%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2012*
(as a percentage of net assets)

Lowe's Cos., Inc.	1.2%
Ford Motor Co.	1.2%
Gilead Sciences, Inc.	1.1%
Bank of America Corp.	1.1%
Visa, Inc.	1.1%
Baxter International, Inc.	1.1%
eBay, Inc.	1.1%
Mastercard, Inc.	1.1%
Home Depot, Inc.	1.1%
Texas Instruments, Inc.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LARGE CAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING Large Cap Growth Fund (the "Fund'' or "Large Cap Growth") seeks long-term capital growth. The Fund is managed by Jeff Bianchi, Chris Corapi, and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of 7.92% compared to the Russell 1000® Growth Index, which returned 7.58% for the same period.

Portfolio Specifics: Fund outperformance for the reporting period was driven by stock selection; sector allocation contributed slightly to relative results. Strong stock selection was most notable in the information technology, energy and materials sectors. In contrast, stock selection in consumer staples detracted from results.

Gilead Sciences Inc. and Michael Kors Holdings Ltd. outperformed during the six-month period. Gilead Sciences rose after the company received U.S. Food and Drug Administration ("FDA") approval for a new HIV drug that combines four HIV medicines into one, and achieved strong Phase II results for new Hepatitis C drugs. Michael Kors, an apparel company, outperformed after the company reported strong fiscal first quarter earnings results, driven by robust comp-store sales and better operating margins, and raised guidance for fiscal year 2013. The Fund benefited from its underweight position in Intel Corp., which sold off due to weakness in its PC business.

Monster Beverage Corp., Bed Bath & Beyond Inc., and Express Scripts Holding Co. were among the most significant detractors for the period. Consumer staples stock Monster Beverage sold off on weaker than expected second quarter results, lower than anticipated sales growth and reports that the U.S. FDA was investigating instances of caffeine toxicity implicated in several deaths. Bed Bath & Beyond Inc. declined after reporting mixed guidance for the second half of the year. The company reported below-consensus comparable-store sales and gross margin compression due to higher coupon redemptions. These two headwinds violated our investment thesis, so we sold the stock. Shares of Express Scripts Holdings, within health care, fell after the company delivered weak underlying earnings and cautious commentary on 2013. Management indicated that consensus earnings estimates for 2013 are too aggressive.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining if slow economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (the "Fed") has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has also stated a commitment to maintaining the federal funds rate target near zero until 2015. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Sector Diversification
as of November 30, 2012
(as a percentage of net assets)

Information Technology	30.9%
Consumer Discretionary	18.7%
Consumer Staples	12.1%
Industrials	12.0%
Health Care	10.5%
Energy	5.2%
Financials	4.7%
Materials	4.3%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2012
(as a percentage of net assets)

Apple, Inc.	8.5%
Google, Inc. - Class A	4.0%
International Business Machines Corp.	3.5%
Oracle Corp.	3.3%
Home Depot, Inc.	2.5%
Wal-Mart Stores, Inc.	2.3%
Visa, Inc.	2.3%
Abbott Laboratories	2.3%
Union Pacific Corp.	2.3%
Philip Morris International, Inc.	2.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund" or "Small Company") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of 5.52% compared to the Russell 2000® Index, which returned 8.68% for the same period.

Portfolio Specifics: For the six-month reporting period ended November 30, 2012, small-capitalization stocks, as measured by the Russell 2000 Index, turned in solid performance. Value stocks generally outperformed growth stocks; the greatest contributions to Index results for the period came from the financial, industrial and consumer discretionary sectors. The latter half of the period saw challenges to small cap investing. The Russell 2000® Index declined 2.17% in October; only two sectors — industrials and utilities — were able to produce positive performance for the month. In November, large cap stocks generally outperformed smaller caps. Equity markets sold off following the U.S. presidential election amidst continued uncertainty regarding the looming fiscal cliff, though consensus expectations were for a last minute compromise. The market rebounded mid-month on better U.S. housing and jobs data and signs of economic expansion in China. In addition, Black Friday data were encouraging. Dividends were a notable theme in the market, as companies brought forward their dividend payments to avoid higher tax rates for investors in 2013.

For the period, stock selection within information technology ("IT"), financials and materials detracted the most from performance. Among the IT subsectors that detracted from relative results were semiconductors and semiconductor equipment, and communications equipment. In financials, consumer finance and capital markets stocks hurt results; in materials, the biggest detractors were found in the chemicals and paper and forest products sectors. The Fund benefited from stock selection within the healthcare and consumer discretionary sectors. Results within healthcare were due to strong stock selection within healthcare equipment and supplies, as well as pharmaceuticals. Outperformance in the consumer discretionary arose from stock selection within auto components and leisure equipment and products.

The most significant detractors for the period were Adtran Inc., Knight Capital Group Inc. and Green Dot Corp. Adtran Inc.is a communication equipment provider that designs, manufactures and markets solutions and provides services and support for the communications networks. The company's second quarter results matched expectations, but its outlook for third quarter was weaker than expected. We have trimmed our position in the stock but continue to maintain an overweight position. In our view, the company is well managed, has high margins, pays a dividend and is capturing market share in the telecom equipment market. We believe the company has an attractive valuation and an excellent track record; however, we are monitoring it closely. Knight Capital is a global financial services firm that provides access to the capital markets across multiple asset classes to a network of clients, including buy- and sell-side firms and corporations. On August 1, 2012, Knight experienced a problem related to the installation of its trading software. This problem cost the company approximately $440 million and its shares lost nearly two-thirds of their value as a result. We have since exited the position.

The top contributors to relative results were Cooper Tire and Rubber Co., Worthington Industries Inc. and Nationstar Mortgage Holdings Inc. Shares of Cooper Tire & Rubber, a manufacturer of tires and automobile parts, rose on better than expected third-quarter earnings from several record performances. With volumes and costs better than expected, we anticipate investors will raise expectations for the next couple of quarters.

Shares of Worthington Industries, Inc., a diversified metals processing company, benefited from a continued strong rate of automobile production, which positively impacts its steel processing business. Worthington's story, however, continues to be more about improving performance in its cylinder business. The company's fiscal year-end results continued a string of several quarters of good financial performance; despite investors historically disliking Worthington, the market has begun to rerate its shares.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. The Fund's positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclical companies our primary focus is on management quality, cash flows and the strength of the balance sheet. We believe that the Fund is well positioned going forward, as we think investors will continue to focus on company fundamentals due to the increased economic uncertainty.

Sector Diversification
as of November 30, 2012
(as a percentage of net assets)

Financials	21.2%
Industrials	18.5%
Information Technology	15.1%
Consumer Discretionary	14.5%
Health Care	10.6%
Energy	5.7%
Materials	5.4%
Utilities	2.6%
Exchange-Traded Funds	2.2%
Consumer Staples	1.7%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of November 30, 2012*
(as a percentage of net assets)

iShares Russell 2000 Index Fund	2.2%
Acuity Brands, Inc.	1.2%
HB Fuller Co.	1.1%
Unit Corp.	1.0%
Brady Corp.	1.0%
Life Time Fitness, Inc.	1.0%
Actuant Corp.	1.0%
Waste Connections, Inc.	1.0%
Watts Water Technologies, Inc.	1.0%
Starwood Property Trust, Inc.	0.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Core Equity Research Fund	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*
Class A	$1,000.00	$1,093.30	1.08%	$5.67	$1,000.00	$1,019.65	1.08%	$5.47
Class B	1,000.00	1,089.80	1.83	9.59	1,000.00	1,015.89	1.83	9.25
Class C	1,000.00	1,089.40	1.83	9.59	1,000.00	1,015.89	1.83	9.25
Class I	1,000.00	1,095.40	0.75	3.94	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,094.40	1.08	5.67	1,000.00	1,019.65	1.08	5.47
Class R	1,000.00	1,092.90	1.33	6.98	1,000.00	1,018.40	1.33	6.73
Class W	1,000.00	1,095.40	0.83	4.36	1,000.00	1,020.91	0.83	4.20

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*
Class A	$1,000.00	$1,099.40	0.90%	$4.74	$1,000.00	$1,020.56	0.90%	$4.56
Class B	1,000.00	1,095.80	1.65	8.67	1,000.00	1,016.80	1.65	8.34
Class C	1,000.00	1,096.20	1.40	7.36	1,000.00	1,017.80	1.40	7.08
Class I	1,000.00	1,098.90	0.63	3.31	1,000.00	1,021.81	0.63	3.19
Class O	1,000.00	1,097.40	0.90	4.73	1,000.00	1,020.56	0.90	4.56
Class R	1,000.00	1,099.30	1.15	6.05	1,000.00	1,019.30	1.15	5.82
Class W	1,000.00	1,099.80	0.65	3.42	1,000.00	1,021.81	0.65	3.29
ING Large Cap Growth Fund
Class A	$1,000.00	$1,079.20	1.16%	$6.05	$1,000.00	$1,019.25	1.16%	$5.87
Class C	1,000.00	1,075.20	1.91	9.94	1,000.00	1,015.49	1.91	9.65
Class I	1,000.00	1,081.20	0.86	4.49	1,000.00	1,020.76	0.86	4.36
Class R	1,000.00	1,078.10	1.41	7.35	1,000.00	1,018.00	1.41	7.13
Class W	1,000.00	1,080.10	0.91	4.75	1,000.00	1,020.51	0.91	4.61
ING Small Company Fund
Class A	$1,000.00	$1,055.20	1.46%	$7.52	$1,000.00	$1,017.75	1.46%	$7.38
Class B	1,000.00	1,052.10	2.21	11.37	1,000.00	1,013.99	2.21	11.16
Class C	1,000.00	1,051.70	2.21	11.37	1,000.00	1,013.99	2.21	11.16
Class I	1,000.00	1,058.10	1.04	5.37	1,000.00	1,019.85	1.04	5.27
Class O	1,000.00	1,055.30	1.46	7.52	1,000.00	1,017.75	1.46	7.38
Class W	1,000.00	1,056.80	1.21	6.24	1,000.00	1,019.00	1.21	6.12

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
ASSETS:
Investments in securities at fair value+*	$380,230,785	$359,007,059	$32,058,701	$376,567,726
Short-term investments at fair value**	7,262,000	5,093,000	425,000	19,375,741
Total investments at fair value	$387,492,785	$364,100,059	$32,483,701	$395,943,467
Cash	3,616	1,458	865	896
Cash collateral for futures	—	240,450	—	—
Foreign currencies at value***	4,982	—	—	—
Receivables:
Investments securities sold	1,644,884	—	207,686	1,727,773
Fund shares sold	201,725	136,821	808,394	860,899
Dividends	928,575	1,042,953	35,171	403,985
Prepaid expenses	57,055	63,803	45,596	59,159
Prepaid offering	—	—	4,738	—
Reimbursement due from manager	46,397	19,206	12,549	35,798
Total assets	390,380,019	365,604,750	33,598,700	399,031,977
LIABILITIES:
Payable for investment securities purchased	334,852	—	961,771	1,463,841
Payable for fund shares redeemed	262,848	812,897	3,732	651,397
Payable upon receipt of securities loaned	—	—	—	10,153,741
Payable for investment management fees	214,602	118,044	19,356	258,105
Payable for administrative fees	25,148	29,592	2,765	24,783
Payable for distribution and shareholder service fees	77,697	58,400	171	15,882
Payable for directors fees	1,939	1,138	187	1,880
Other accrued expenses and liabilities	265,741	133,408	23,431	170,483
Total liabilities	1,182,827	1,153,479	1,011,413	12,740,112
NET ASSETS	$389,197,192	$364,451,271	$32,587,287	$386,291,865
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$391,665,358	$311,194,403	$31,392,388	$355,567,085
Undistributed net investment income	1,845,768	1,831,603	144,178	48,371
Accumulated net realized gain (loss)	(81,891,499)	500,113	(1,221,658)	25,768,457
Net unrealized appreciation	77,577,565	50,925,152	2,272,379	4,907,952
NET ASSETS	$389,197,192	$364,451,271	$32,587,287	$386,291,865
+ Including securities loaned at value	$—	$—	$—	$9,820,341
* Cost of investments in securities	$302,653,233	$308,156,269	$29,786,322	$371,659,774
** Cost of short-term investments	$7,262,000	$5,093,000	$425,000	$19,375,741
*** Cost of foreign currencies	$4,969	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
Class A:
Net Assets	$314,018,682	$180,449,283	$193,828	$52,024,754
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	23,676,598	15,040,393	18,703	3,780,510
Net asset value and redemption price per share	$13.26	$12.00	$10.36	$13.76
Maximum offering price per share (5.75%)(1)	$14.07	$12.73	$10.99	$14.60
Class B:
Net Assets	$2,578,232	$1,937,476	n/a	$1,068,274
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	198,698	161,995	n/a	83,943
Net asset value and redemption price per share†	$12.98	$11.96	n/a	$12.73
Class C:
Net Assets	$10,045,310	$22,744,727	$116,558	$4,885,758
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	779,697	1,899,048	11,318	387,423
Net asset value and redemption price per share†	$12.88	$11.98	$10.30	$12.61
Class I:
Net Assets	$37,068,256	$83,724,327	$31,752,464	$325,282,814
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,782,019	6,981,365	3,055,314	21,512,422
Net asset value and redemption price per share	$13.32	$11.99	$10.39	$15.12
Class O:
Net Assets	$19,857,732	$61,860,622	n/a	$1,887,424
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,498,864	5,163,736	n/a	137,262
Net asset value and redemption price per share	$13.25	$11.98	n/a	$13.75
Class R:
Net Assets	$3,658	$11,749,888	$186,943	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	276	982,923	18,061	n/a
Net asset value and redemption price per share	$13.23	$11.95	$10.35	n/a
Class W:
Net Assets	$5,625,322	$1,984,948	$337,494	$1,142,841
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	422,972	165,307	32,505	75,816
Net asset value and redemption price per share	$13.30	$12.01	$10.38	$15.07

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2012 (UNAUDITED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,062,752	$2,895,775	$249,202	$2,346,281
Interest	9,000	42	—	42
Securities lending income, net	5,868	2,090	136	208,628
Total investment income	4,077,620	2,897,907	249,338	2,554,951
EXPENSES:
Investment management fees	1,326,051	456,027	131,312	1,570,599
Distribution and service fees:
Class A	394,698	169,630	106	69,360
Class B	14,208	7,720	—	5,880
Class C	50,134	84,572	225	25,466
Class O	24,497	55,936	—	2,388
Class R	9	19,970	431	—
Transfer agent fees:
Class A	227,256	72,581	44	56,186
Class B	2,054	824	—	1,202
Class C	7,215	9,058	25	5,142
Class I	18,492	5,064	619	228,996
Class O	14,098	23,969	—	1,905
Class R	2	4,289	75	—
Class W	2,877	1,074	100	1,345
Administrative service fees	155,494	114,087	18,759	150,794
Shareholder reporting expense	41,245	20,479	3,112	36,600
Registration fees	47,926	55,582	50,316	50,274
Professional fees	30,630	20,334	11,386	40,720
Custody and accounting expense	30,432	16,479	5,467	27,450
Directors fees	11,630	6,827	1,122	11,279
Offering expense	—	—	9,525	—
Miscellaneous expense	11,312	6,832	2,255	15,629
Interest expense	—	347	—	563
Overdraft expense	—	—	1,201	—
Total expenses	2,410,260	1,151,681	236,080	2,301,778
Net waived and reimbursed fees	(328,475)	(114,122)	(74,370)	(181,596)
Net expenses	2,081,785	1,037,559	161,710	2,120,182
Net investment income	1,995,835	1,860,348	87,628	434,769
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,500,097	719,445	(1,157,636)	11,091,822
Foreign currency related transactions	—	365	—	—
Futures	204,432	655,329	—	—
Net realized gain (loss)	3,704,529	1,375,139	(1,157,636)	11,091,822
Net change in unrealized appreciation (depreciation) on:
Investments	28,608,124	47,988,936	3,834,477	10,527,898
Foreign currency related transactions	211	—	—	—
Futures	—	74,361	—	—
Net change in unrealized appreciation (depreciation)	28,608,335	48,063,297	3,834,477	10,527,898
Net realized and unrealized gain	32,312,864	49,438,436	2,676,841	21,619,720
Increase in net assets resulting from operations	$34,308,699	$51,298,784	$2,764,469	$22,054,489
*Foreign taxes withheld	$13,945	$—	$—	$674

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Core Equity Research Fund		ING Corporate Leaders 100 Fund
	Six Months Ended November 30, 2012	Year Ended May 31, 2012	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$1,995,835	$3,716,838	$1,860,348	$150,498
Net realized gain	3,704,529	21,506,834	1,375,139	654,938
Net change in unrealized appreciation (depreciation)	28,608,335	(40,735,400)	48,063,297	(1,079,955)
Increase (decrease) in net assets resulting from operations	34,308,699	(15,511,728)	51,298,784	(274,519)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,297,843)	(2,424,670)	(53,986)	(104,717)
Class B	—	(5,918)	(538)	(1,448)
Class C	(6,020)	(20,810)	(8,078)	(10,488)
Class I	(184,360)	(476,426)	(569)	(1,538)
Class O	(81,756)	(141,207)	(22)	—
Class R	(16)	(17)	(72)	—
Class W	(19,702)	(890)	(16,421)	(31,322)
Total distributions	(1,589,697)	(3,069,938)	(79,686)	(149,513)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,400,667	54,121,539	106,274,790	3,907,444
Proceeds from shares issued in merger (Note 12)	—	—	280,321,370	—
Reinvestment of distributions	1,349,647	2,625,634	52,645	94,396
	21,750,314	56,747,173	386,648,805	4,001,840
Cost of shares redeemed	(30,324,104)	(103,398,603)	(84,381,618)	(4,556,133)
Net increase (decrease) in net assets resulting from capital share transactions	(8,573,790)	(46,651,430)	302,267,187	(554,293)
Net increase (decrease) in net assets	24,145,212	(65,233,096)	353,486,285	(978,325)
NET ASSETS:
Beginning of year or period	365,051,980	430,285,076	10,964,986	11,943,311
End of year or period	$389,197,192	$365,051,980	$364,451,271	$10,964,986
Undistributed net investment income at end of year or period	$1,845,768	$1,439,630	$1,831,603	$50,941

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Large Cap Growth Fund		ING Small Company Fund
	Six Months Ended November 30, 2012	March 1, 2012(1) to May 31, 2012	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$87,628	$51,676	$434,769	$472,039
Net realized gain (loss)	(1,157,636)	(64,022)	11,091,822	25,181,719
Net change in unrealized appreciation (depreciation)	3,834,477	(1,562,098)	10,527,898	(46,791,390)
Increase (decrease) in net assets resulting from operations	2,764,469	(1,574,444)	22,054,489	(21,137,632)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	—	(573,736)
Class W	—	—	—	(1,239)
Net realized gains:
Class A	—	—	—	(3,529,469)
Class B	—	—	—	(88,779)
Class C	—	—	—	(317,938)
Class I	—	—	—	(13,196,903)
Class O	—	—	—	(119,805)
Class W	—	—	—	(76,039)
Total distributions	—	—	—	(17,903,908)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,753,908	40,037,687	94,989,995	92,828,410
Reinvestment of distributions	—	—	—	15,702,697
	3,753,908	40,037,687	94,989,995	108,531,107
Cost of shares redeemed	(10,459,119)	(1,935,214)	(75,370,348)	(106,521,271)
Net increase (decrease) in net assets resulting from capital share transactions	(6,705,211)	38,102,473	19,619,647	2,009,836
Net increase (decrease) in net assets	(3,940,742)	36,528,029	41,674,136	(37,031,704)
NET ASSETS:
Beginning of year or period	36,528,029	—	344,617,729	381,649,433
End of year or period	$32,587,287	$36,528,029	$386,291,865	$344,617,729
Undistributed net investment income/Accumulated net investment loss at end of year or period	$144,178	$56,550	$48,371	$(386,398)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund
Class A
11-30-12	12.18	0.07		1.06	1.13	0.05	—	—	0.05	—	13.26	9.33	1.25	1.08		1.08		1.02		314,019	32
05-31-12	12.44	0.12		(0.29)	(0.17)	0.09	—	—	0.09	—	12.18	(1.29)	1.26	1.08		1.08		0.98		300,026	71
05-31-11	10.01	0.06		2.42	2.48	0.05	—	—	0.05	—	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—	0.07	—	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—	—	0.12	—	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08	13.46	0.15	•	(0.78)	(0.63)	0.09	—	—	0.09	—	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
Class B
11-30-12	11.91	0.02	•	1.05	1.07	—	—	—	—	—	12.98	8.98	2.00	1.83		1.83		0.24		2,578	32
05-31-12	12.18	0.03	•	(0.28)	(0.25)	0.02	—	—	0.02	—	11.91	(2.06)	2.01	1.83		1.83		0.23		3,118	71
05-31-11	9.83	(0.02)		2.37	2.35	—	—	—	—	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—	0.02	—	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—	—	0.03	—	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08	13.24	0.05	•	(0.77)	(0.72)	0.02	—	—	0.02	—	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
Class C
11-30-12	11.83	0.02		1.04	1.06	0.01	—	—	0.01	—	12.88	8.94	2.00	1.83		1.83		0.27		10,045	32
05-31-12	12.11	0.03		(0.29)	(0.26)	0.02	—	—	0.02	—	11.83	(2.09)	2.01	1.83		1.83		0.23		9,488	71
05-31-11	9.77	(0.02)		2.36	2.34	—	—	—	—	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—	0.02	—	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—	—	0.04	—	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08	13.20	0.05	•	(0.76)	(0.71)	0.03	—	—	0.03	—	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
Class I
11-30-12	12.23	0.09		1.07	1.16	0.07	—	—	0.07	—	13.32	9.54	0.96	0.75		0.75		1.36		37,068	32
05-31-12	12.49	0.15		(0.28)	(0.13)	0.13	—	—	0.13	—	12.23	(0.97)	0.96	0.75		0.75		1.23		31,518	71
05-31-11	10.04	0.10		2.42	2.52	0.07	—	—	0.07	—	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—	0.10	—	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—	—	0.15	—	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08	13.50	0.17		(0.77)	(0.60)	0.11	—	—	0.11	—	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
Class O
11-30-12	12.16	0.07		1.07	1.14	0.05	—	—	0.05	—	13.25	9.44	1.25	1.08		1.08		1.02		19,858	32
05-31-12	12.43	0.12		(0.30)	(0.18)	0.09	—	—	0.09	—	12.16	(1.36)	1.26	1.08		1.08		0.98		18,409	71
05-31-11	10.00	0.06		2.42	2.48	0.05	—	—	0.05	—	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—	0.08	—	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09(4) -05-31-09	8.00	0.01	•	0.76	0.77	—	—	—	—	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class R
11-30-12	12.16	0.05		1.08	1.13	0.06	—	—	0.06	—	13.23	9.29	1.50	1.33		1.33		0.77		4	32
08-05-11(4) -05-31-12	10.85	0.06		1.31	1.37	0.06	—	—	0.06	—	12.16	12.70	1.51	1.33		1.33		0.83		3	71
Class W
11-30-12	12.22	0.07		1.09	1.16	0.08	—	—	0.08	—	13.30	9.54	1.00	0.83		0.83		1.36		5,625	32
05-31-12	12.49	0.15	•	(0.30)	(0.15)	0.12	—	—	0.12	—	12.22	(1.10)	1.01	0.83		0.83		1.18		2,488	71
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—	0.07	—	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09(4) -05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—	0.10	—	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
ING Corporate Leaders 100 Fund
Class A
11-30-12	10.99	0.10		0.99	1.09	0.08	—	—	0.08	—	12.00	9.94	0.97	0.90		0.90		1.59		180,449	13
05-31-12	11.34	0.15	•	(0.33)	(0.18)	0.17	—	—	0.17	—	10.99	(1.46)	1.85	0.90		0.90		1.43		7,431	92
05-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—	0.19	—	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—	0.11	—	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4) -05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—	0.07	—	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
11-30-12	10.94	0.05	•	1.00	1.05	0.03	—	—	0.03	—	11.96	9.58	1.72	1.65		1.65		0.82		1,937	13
05-31-12	11.28	0.08		(0.34)	(0.26)	0.08	—	—	0.08	—	10.94	(2.23)	2.60	1.65		1.65		0.70		258	92
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—	0.11	—	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—	0.06	—	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4) -05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—	0.06	—	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Corporate Leaders 100 Fund (continued)
Class C
11-30-12	10.98	0.05		1.00	1.05	0.05	—	—	0.05	—	11.98	9.62	1.72	1.40		1.40		1.09		22,745	13
05-31-12	11.36	0.07		(0.32)	(0.25)	0.13	—	—	0.13	—	10.98	(2.15)	2.60	1.65		1.65		0.71		1,346	92
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—	0.03	—	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—	0.06	—	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4) -05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—	0.07	—	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
11-30-12	10.98	0.15	•	0.93	1.08	0.07	—	—	0.07	—	11.99	9.89	0.70	0.63		0.63		2.58		83,724	13
05-31-12	11.34	0.18		(0.33)	(0.15)	0.21	—	—	0.21	—	10.98	(1.22)	1.60	0.65		0.65		1.69		85	92
05-31-11	9.15	0.22	•	2.18	2.40	0.21	—	—	0.21	—	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—	0.13	—	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4) -05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—	0.08	—	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class O
11-30-12	10.98	0.09	•	1.00	1.09	0.09	—	—	0.09	—	11.98	9.74	0.97	0.90		0.90		1.61		61,861	13
03-23-12(4) -05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	1.85	0.90		0.90		1.62		3	92
Class R
11-30-12	10.98	0.08	•	0.99	1.07	0.10	—	—	0.10	—	11.95	9.93	1.22	1.15		1.15		1.36		11,750	13
03-23-12(4) -05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	2.10	1.15		1.15		2.15		3	92
Class W
11-30-12	11.01	0.10		0.99	1.09	0.09	—	—	0.09	—	12.01	9.98	0.72	0.65		0.65		1.71		1,985	13
05-31-12	11.36	0.18	•	(0.32)	(0.14)	0.21	—	—	0.21	—	11.01	(1.14)	1.60	0.65		0.65		1.67		1,840	92
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—	0.21	—	11.36	26.40	1.47	0.65	†	0.65	†	2.08	†	2,167	33
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—	0.13	—	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4) -05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—	0.08	—	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Large Cap Growth Fund
Class A
11-30-12	9.60	0.02	•	0.74	0.76	—	—	—	—	—	10.36	7.92	1.55	1.16		1.16		0.31		194	50
03-01-12(4) -05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.53	1.15		1.15		0.32		29	22
Class C
11-30-12	9.58	(0.02)		0.74	0.72	—	—	—	—	—	10.30	7.52	2.30	1.91		1.91		(0.44)		117	50
03-01-12(4) -05-31-12	10.00	(0.00	)*	(0.42)	(0.42)	—	—	—	—	—	9.58	(4.20)	2.28	1.90		1.90		(0.26)		10	22
Class I
11-30-12	9.61	0.03		0.75	0.78	—	—	—	—	—	10.39	8.12	1.25	0.86		0.86		0.47		31,752	50
03-01-12(4) -05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.23	0.85		0.85		0.65		36,417	22
Class R
11-30-12	9.60	(0.01)		0.76	0.75	—	—	—	—	—	10.35	7.81	1.80	1.41		1.41		(0.03)		187	50
03-01-12(4) -05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.78	1.40		1.40		0.49		69	22
Class W
11-30-12	9.61	0.03	•	0.74	0.77	—	—	—	—	—	10.38	8.01	1.30	0.91		0.91		0.64		337	50
03-01-12(4) -05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.28	0.90		0.90		0.54		3	22
ING Small Company Fund
Class A
11-30-12	13.04	(0.01)		0.73	0.72	—	—	—	—	—	13.76	5.52	1.46	1.46		1.46		(0.12)		52,025	34
05-31-12	14.65	(0.03)		(0.87)	(0.90)	—	0.71	—	0.71	—	13.04	(5.80)	1.48	1.48		1.48		(0.18)		56,759	60
05-31-11	11.70	(0.03)		2.98	2.95	—	—	—	—	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20	)†	87,730	68
05-31-10	8.89	(0.01)		2.82	2.81	—	—	—	—	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	13.29	0.00	*	(4.06)	(4.06)	—	0.34	—	0.34	—	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08	17.92	0.04		(0.95)	(0.91)	0.04	3.68	—	3.72	—	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
Class B
11-30-12	12.10	(0.06)		0.69	0.63	—	—	—	—	—	12.73	5.21	2.21	2.21		2.21		(0.88)		1,068	34
05-31-12	13.76	(0.14)		(0.81)	(0.95)	—	0.71	—	0.71	—	12.10	(6.55)	2.23	2.23		2.23		(0.93)		1,255	60
05-31-11	11.07	(0.11	)•	2.80	2.69	—	—	—	—	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93	)†	2,071	68
05-31-10	8.47	(0.08)		2.68	2.60	—	—	—	—	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	12.79	(0.08)		(3.90)	(3.98)	—	0.34	—	0.34	—	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	112
05-31-08	17.47	(0.08)		(0.92)	(1.00)	—	3.68	—	3.68	—	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Fund (continued)
Class C
11-30-12	11.99	(0.06)	0.68	0.62	—	—	—	—	—	12.61	5.17	2.21	2.21		2.21		(0.87)		4,886	34
05-31-12	13.64	(0.12)	(0.82)	(0.94)	—	0.71	—	0.71	—	11.99	(6.54)	2.23	2.23		2.23		(0.93)		5,119	60
05-31-11	10.98	(0.11)•	2.77	2.66	—	—	—	—	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95	)†	7,128	68
05-31-10	8.40	(0.08)	2.66	2.58	—	—	—	—	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	12.68	(0.06)•	(3.88)	(3.94)	—	0.34	—	0.34	—	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08	17.35	(0.08)•	(0.91)	(0.99)	—	3.68	—	3.68	—	12.68	(5.40)	2.18	2.18	†	2.18	†	0.53	†	4,093	112
Class I
11-30-12	14.29	0.02	0.81	0.83	—	—	—	—	—	15.12	5.81	1.16	1.04		1.04		0.32		325,283	34
05-31-12	15.95	0.04	(0.96)	(0.92)	0.03	0.71	—	0.74	—	14.29	(5.42)	1.19	1.04		1.04		0.25		278,353	60
05-31-11	12.69	0.02	3.24	3.26	—	—	—	—	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	9.61	0.01	3.07	3.08	—	—	—	—	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	14.30	0.03	(4.38)	(4.35)	—	0.34	—	0.34	—	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	23,278	112
05-31-08	18.98	0.09	(1.01)	(0.92)	0.08	3.68	—	3.76	—	14.30	(4.47)	1.18	1.18	†	1.18	†	0.51	†	23,278	112
Class O
11-30-12	13.03	(0.01)	0.73	0.72	—	—	—	—	—	13.75	5.53	1.46	1.46		1.46		(0.11)		1,887	34
05-31-12	14.64	(0.03)	(0.87)	(0.90)	—	0.71	—	0.71	—	13.03	(5.80)	1.48	1.48		1.48		(0.20)		1,844	60
05-31-11	11.69	(0.02)	2.97	2.95	—	—	—	—	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	8.88	(0.01)	2.82	2.81	—	—	—	—	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4) -05-31-09	13.19	0.00 *	(3.97)	(3.97)	—	0.34	—	0.34	—	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class W
11-30-12	14.26	0.01	0.80	0.81	—	—	—	—	—	15.07	5.68	1.21	1.21		1.21		0.12		1,143	34
05-31-12	15.93	0.01	(0.96)	(0.95)	0.01	0.71	—	0.72	—	14.26	(5.62)	1.23	1.23		1.23		0.05		1,287	60
05-31-11	12.69	0.00 *	3.24	3.24	—	—	—	—	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4) -05-31-10	9.93	0.01	2.75	2.76	—	—	—	—	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment

Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are nine separate active investment series which comprise the Company. The four series (each, a "Fund"; collectively, the "Funds") that are in this report are: Core Equity Research, Corporate Leaders 100, Large Cap Growth, and Small Company.

Each Fund offers at least five of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. LLC ("ING IM"or "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to each Fund. ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. ING Investments Distributor, LLC ("IID" or the "Distributor") is the principal underwriter of the Funds.

Effective February 1, 2011, Small Company is closed to new shareholders, except for shares purchased by: (1) shareholders participating in wrap fee programs offered by broker-dealers and financial institutions; (2) certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; (3) employees of the Adviser or Sub-Adviser and their affiliates; or (4) registered investment companies. Investments by currently invested separate accounts, qualified retirement plans (such as 401(a), 401(k), or other defined contribution plans and defined benefit plans), 529 plans, custodial accounts, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions. The Adviser, Sub-Adviser and Distributor each reserves the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis. The Fund may reopen in the future subject to the discretion of the Board of Directors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the "Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the Fund's Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing

Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2012, Core Equity Research and Corporate Leaders 100 purchased futures contracts on various equity indices to "equitize" cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund's respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2012, Core Equity Research and Corporate Leaders 100 had average notional values on futures contracts purchased of $351,275 and $2,352,683, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts for Corporate Leaders 100 at November 30, 2012. There were no open futures contracts for Core Equity Research at November 30, 2012.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Core Equity Research pays dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or

securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$119,782,628	$127,932,908
Corporate Leaders 100	83,429,446	28,520,538
Large Cap Growth	18,143,947	24,545,449
Small Company	139,981,417	124,401,195

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100(1) — 0.400% on the first $500 million, 0.35% on the next $500 million and 0.30% in excess of $1 billion; for Large Cap Growth — 0.700% on all assets; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

(1)  Effective October 1, 2012, management fee was revised to include breakpointed fees.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Core Equity Research and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Large Cap Growth, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C		Class O	Class R
Core Equity Research	0.25%	1.00%	1.00%		0.25%	0.50%
Corporate Leaders 100	0.25%	1.00%	1.00	%(1)	0.25%	0.50%
Large Cap Growth	0.25%	N/A	1.00%		N/A	0.50%
Small Company	0.25%	1.00%	1.00%		0.25%	N/A

(1)  Effective July 21, 2012, the Distributor has agreed to waive 0.25% of the distribution fee.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the period ended November 30, 2012, the

Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Core Equity Research	$3,880	$—
Corporate Leaders 100	6,038	—
Large Cap Growth	761	—
Small Company	945	—
Contingent Deferred Sales Charges:
Core Equity Research	$—	$31
Corporate Leaders 100	—	214
Small Company	—	21

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Large Cap Growth	79.28%
ING Direct Investing, Inc.	Core Equity Research	5.03
	Corporate Leaders 100	16.23
ING Global Target Payment Fund	Large Cap Growth	15.10
ING National Trust	Core Equity Research	6.07
	Small Company	6.99
	Small Company	6.92

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds. Therefore, because the Funds may have a common owner that owns over 25% of the outstanding securities of the Funds, they

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2012, the below Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Core Equity Research	Postage	$69,198

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C		Class I	Class O	Class R	Class W
Core Equity Research(1)	1.08%	1.83%	1.83%		0.83%	1.08%	1.33%	0.83%
Corporate Leaders 100	0.90%	1.65%	1.45	%(2)	0.65%	0.90%	1.15%	0.65%
Large Cap Growth(1)	1.15%	N/A	1.90%		0.90%	N/A	1.40%	0.90%
Small Company(1)	1.50%	2.25%	2.25%		1.25%	1.50%	N/A	1.25%

(1)  Pursuant to side agreements, the Investment Adviser has agreed to waive expenses so that the expense limit for Class I of Core Equity Research is 0.75%, the expense limit for Class I of Large Cap Growth is 0.85% and the expense limit for Class I of Small Company is 1.04%. These expense limits are subject to possible recoupment. The side agreements will only renew if the Investment Adviser elects to renew them.

(2)  Prior to July 21, 2012, the expense limit was 1.65%.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund. As of November 30, 2012, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2013	2014	2015	Total
Core Equity Research	$740,005	$539,557	$819,585	$2,099,147
Corporate Leaders 100	77,635	87,516	150,996	316,147
Large Cap Growth	—	—	104,458	104,458
Small Company	—	—	599	599

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2012, are as follows:

	November 30,
	2013	2014	2015	Total
Core Equity Research
Class I	$—	$—	$19,556	$19,556
Small Company
Class I	23,642	371,022	430,836	825,500

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended November 30, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders 100	4	$2,417,500	1.31%
Small Company	1	15,690,000	1.31%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
11/30/12	685,668	—	91,337	(1,741,829)	(964,824)	8,958,158	—	1,143,399	(22,775,191)	(12,673,634)
5/31/12	729,982	—	187,027	(3,713,193)	(2,796,184)	8,626,294	—	2,133,630	(43,972,230)	(33,212,306)
Class B
11/30/12	3,095	—	—	(66,273)	(63,178)	37,470	—	—	(824,023)	(786,553)
5/31/12	3,514	—	476	(251,717)	(247,727)	39,314	—	5,192	(2,921,907)	(2,877,401)
Class C
11/30/12	25,861	—	372	(48,636)	(22,403)	331,757	—	4,538	(617,204)	(280,909)
5/31/12	36,848	—	1,441	(157,164)	(118,875)	415,427	—	15,607	(1,786,179)	(1,355,145)
Class I
11/30/12	491,174	—	14,386	(300,545)	205,015	6,257,292	—	180,692	(3,928,358)	2,509,626
5/31/12	3,093,356	—	39,500	(4,798,488)	(1,665,632)	37,898,343	—	467,650	(50,335,466)	(11,969,473)
Class O
11/30/12	127,941	—	110	(142,635)	(14,584)	1,659,665	—	1,373	(1,850,093)	(189,055)
5/31/12	375,766	—	233	(351,240)	24,759	4,444,725	—	2,665	(4,159,916)	287,474
Class R
11/30/12	—	—	—	—	—	—	—	—	—	—
8/5/11(1) - 5/31/12	276	—	—	—	276	3,000	—	—	—	3,000
Class W
11/30/12	243,015	—	1,567	(25,220)	219,362	3,156,325	—	19,645	(329,235)	2,846,735
5/31/12	213,926	—	77	(17,757)	196,246	2,694,436	—	890	(222,905)	2,472,421
Corporate Leaders 100
Class A
11/30/12	205,539	15,735,727	2,380	(1,579,620)	14,364,026	2,421,549	179,682,662	27,319	(28,453,432)	153,678,098
5/31/12	193,265	—	4,870	(296,801)	(98,666)	2,087,801	—	49,766	(3,156,893)	(1,019,326)
Class B
11/30/12	—	163,718	44	(25,369)	138,393	16	1,868,522	503	(2,244,448)	(375,407)
5/31/12	7,774	—	131	(4,658)	3,247	86,224	—	1,340	(47,160)	40,404
Class C
11/30/12	157,100	1,779,192	706	(160,598)	1,776,400	1,840,665	20,317,331	8,103	(15,152,191)	7,013,908
5/31/12	81,958	—	1,024	(20,284)	62,698	901,727	—	10,489	(220,990)	691,226
Class I
11/30/12	6,428,235	694,763	50	(149,404)	6,973,644	76,428,152	7,918,519	569	(34,209,436)	50,137,804
5/31/12	527	—	151	(30)	648	5,618	—	1,538	(315)	6,841
Class O
11/30/12	196,579	5,246,649	—	(279,748)	5,163,480	18,804,404	59,815,226	—	(3,322,992)	75,296,638
3/23/12(1) - 5/31/12	256	—	—	—	256	3,000	—	—	—	3,000
Class R
11/30/12	97,107	941,193	4	(55,637)	982,667	6,489,311	10,715,819	47	(660,565)	16,544,612
3/23/12(1) - 5/31/12	256	—	—	—	256	3,000	—	—	—	3,000
Class W
11/30/12	25,158	288	1,403	(28,699)	(1,850)	290,693	3,291	16,104	(338,554)	(28,466)
5/31/12	76,132	—	3,059	(102,883)	(23,692)	820,074	—	31,263	(1,130,775)	(279,438)
Large Cap Growth
Class A
11/30/12	17,458	—	—	(1,791)	15,667	175,571	—	—	(18,139)	157,432
3/1/12(1) - 5/31/12	3,869	—	—	(833)	3,036	38,969	—	—	(8,310)	30,659
Class C
11/30/12	10,244	—	—	—	10,244	102,597	—	—	—	102,597
3/1/12(1) - 5/31/12	1,073	—	—	—	1,073	10,838	—	—	(10)	10,828
Class I
11/30/12	288,238	—	—	(1,022,290)	(734,052)	2,923,906	—	—	(10,316,634)	(7,392,728)
3/1/12(1) - 5/31/12	3,978,205	—	—	(188,840)	3,789,365	39,912,334	—	—	(1,926,863)	37,985,471

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Growth (continued)
Class R
11/30/12	16,235	—	—	(5,367)	10,868	157,129	—	—	(54,434)	102,695
3/1/12(1) - 5/31/12	7,194	—	—	(1)	7,193	72,526	—	—	(21)	72,505
Class W
11/30/12	38,840	—	—	(6,636)	32,204	394,705	—	—	(69,912)	324,793
3/1/12(1) - 5/31/12	301	—	—	—	301	3,020	—	—	(10)	3,010
Small Company
Class A
11/30/12	101,196	—	—	(674,366)	(573,170)	1,370,927	—	—	(9,156,914)	(7,785,987)
5/31/12	458,051	—	280,913	(2,373,821)	(1,634,857)	6,163,122	—	3,399,042	(31,338,459)	(21,776,295)
Class B
11/30/12	—	—	—	(19,795)	(19,795)	—	—	—	(247,633)	(247,633)
5/31/12	852	—	6,882	(54,573)	(46,839)	9,540	—	77,555	(675,665)	(588,570)
Class C
11/30/12	5,264	—	—	(44,733)	(39,469)	66,713	—	—	(553,020)	(486,307)
5/31/12	11,064	—	23,901	(130,756)	(95,791)	132,518	—	266,973	(1,574,188)	(1,174,697)
Class I
11/30/12	6,329,252	—	—	(4,288,973)	2,040,279	93,152,277	—	—	(64,759,246)	28,393,031
5/31/12	5,906,447	—	898,398	(4,922,500)	1,882,345	85,368,974	—	11,894,781	(71,100,355)	26,163,400
Class O
11/30/12	8,470	—	—	(12,731)	(4,261)	115,076	—	—	(172,952)	(57,876)
5/31/12	50,330	—	—	(75,896)	(25,566)	648,126	—	—	(1,011,951)	(363,825)
Class W
11/30/12	18,821	—	—	(33,230)	(14,409)	285,002	—	—	(480,583)	(195,581)
5/31/12	35,509	—	4,867	(56,786)	(16,410)	506,130	—	64,346	(820,653)	(250,177)

(1) Commencement of operations

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2012, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Small Company	$9,820,341	$10,153,741

NOTE 12 — REORGANIZATIONS

On July 21, 2012, Corporate Leaders 100 ("Acquiring Fund") acquired all of the net assets of ING Index Plus LargeCap Fund, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the period ended November 30, 2012, are as follows:

Net investment income	$2,261,131
Net realized and unrealized loss on investments	$60,596,730
Net decrease in net assets resulting from operations	$62,857,861

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Fund Conversion Ratio
Corporate Leaders 100	ING Index Plus LargeCap Fund	$11,943	$280,321	$72,197	$35,563	1.3579

The net assets of Corporate Leaders 100 after the acquisition were $292,264,293.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2012	Year Ended May 31, 2012
	Ordinary Income	Ordinary Income	Long-term Capital Gain
Core Equity Research	$1,589,697	$3,069,938	$—
Corporate Leaders 100	79,686	149,513	—
Small Company	—	3,738,408	14,165,500

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all of a portion of a Fund's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment losses are required to be utilized before pre-enactment losses.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Core Equity Research	$1,470,068	$—	$—	$—	$45,244,261	$(25,440,390)	2016
						(46,711,085)	2017
						(9,719,584)	2018
						$(81,871,059)*
Corporate Leaders 100	51,107	—	—	—	2,419,571	(97,610)	2017
						(335,132)	2018
						$(432,742)
Large Cap Growth	56,581	—	—	(13,321)	(1,612,799)	—	—
Small Company	7,643,873	11,477,864	(409,229)	—	(5,637,726)	(2,923,000)	2016
						(730,750)	2017
						(730,750)	2018
						$(4,384,500)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.
The Funds' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of November 30, 2012, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 14 — CONCENTRATION OF INVESTMENT RISK (continued)

domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Investment by Funds-of-Funds (Large Cap Growth). As an underlying fund ("Underlying Fund") of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, Sub-Adviser, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of November 30, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission to receive approval for state aid granted to ING Groep by the Dutch State in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has stated that it intends to sell the remainder of its ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock or, possibly, through one or more privately negotiated sales of the stock. There can be no assurance that ING Groep will be able to divest its interest in ING U.S. through the sale of its stock.

The investment advisory agreement for each Fund provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Funds.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2012, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Core Equity Research
Class A	NII	$0.0887	December 18, 2012	December 14, 2012
Class B	NII	$0.0333	December 18, 2012	December 14, 2012
Class C	NII	$0.0416	December 18, 2012	December 14, 2012
Class I	NII	$0.1107	December 18, 2012	December 14, 2012
Class O	NII	$0.0895	December 18, 2012	December 14, 2012
Class R	NII	$0.0809	December 18, 2012	December 14, 2012
Class W	NII	$0.1081	December 18, 2012	December 14, 2012
Corporate Leaders 100
Class A	NII	$0.0820	December 18, 2012	December 14, 2012
Class B	NII	$0.0329	December 18, 2012	December 14, 2012
Class C	NII	$0.0542	December 18, 2012	December 14, 2012
Class I	NII	$0.1011	December 18, 2012	December 14, 2012
Class O	NII	$0.0838	December 18, 2012	December 14, 2012
Class R	NII	$0.0733	December 18, 2012	December 14, 2012
Class W	NII	$0.0837	December 18, 2012	December 14, 2012
All Classes	STCG	$0.0061	January 2, 2013	December 28, 2012
All Classes	LTCG	$0.0447	January 2, 2013	December 28, 2012
Large Cap Growth
Class A	NII	$0.0556	December 18, 2012	December 14, 2012
Class C	NII	$0.0384	December 18, 2012	December 14, 2012
Class I	NII	$0.0665	December 18, 2012	December 14, 2012
Class R	NII	$0.0318	December 18, 2012	December 14, 2012
Class W	NII	$0.0625	December 18, 2012	December 14, 2012
Small Company
Class A	NII	$—	December 18, 2012	December 14, 2012
Class B	NII	$—	December 18, 2012	December 14, 2012
Class C	NII	$—	December 18, 2012	December 14, 2012
Class I	NII	$0.0576	December 18, 2012	December 14, 2012
Class O	NII	$—	December 18, 2012	December 14, 2012
Class W	NII	$0.0233	December 18, 2012	December 14, 2012
All Classes	STCG	$0.4672	December 18, 2012	December 14, 2012
All Classes	LTCG	$0.6626	December 18, 2012	December 14, 2012

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ING Groep, the ultimate parent company of the adviser and ING affiliated sub-adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the adviser and ING affiliated sub-advisers, into an independent, standalone company. These separation plans may be deemed to be a change of control, in which case the investment advisory and sub-advisory agreements for the Funds would terminate and trigger the need for new agreements, which would require the approval of the Board and, with respect to all investment advisory and sub-advisory agreements, the shareholders of a Fund. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Funds that would take effect in connection with the separation plans. Information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Funds' annual shareholder report to be dated May 31, 2013.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the "Nominees") for election as Directors of the Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph Obermeyer, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, and Roger B. Vincent, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

and the adviser to the Funds to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Funds included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF NOVEMBER 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 12.4%
122,400		CBS Corp. - Class B	$4,403,952	1.1
253,400		Comcast Corp. - Class A	9,421,412	2.4
65,300		Estee Lauder Cos., Inc.	3,803,725	1.0
110,500		Foot Locker, Inc.	3,960,320	1.0
130,679		Macy's, Inc.	5,057,277	1.3
70,066	@	Michael Kors Holdings Ltd.	3,724,008	1.0
109,100		Starbucks Corp.	5,659,017	1.5
256,427		Other Securities	12,220,708	3.1
			48,250,419	12.4
		Consumer Staples: 7.0%
71,000		Costco Wholesale Corp.	7,383,290	1.9
45,600		JM Smucker Co.	4,033,776	1.0
128,900	@	Kraft Foods Group, Inc.	5,828,858	1.5
77,500		Philip Morris International, Inc.	6,965,700	1.8
94,300		Other Securities	2,940,274	0.8
			27,151,898	7.0
		Energy: 11.8%
38,300		EOG Resources, Inc.	4,504,846	1.1
220,920		ExxonMobil Corp.	19,471,889	5.0
163,700		Halliburton Co.	5,459,395	1.4
76,800		Range Resources Corp.	4,916,736	1.3
58,100		Royal Dutch Shell PLC - Class A ADR	3,890,957	1.0
172,401		Other Securities	7,754,294	2.0
			45,998,117	11.8
		Financials: 13.4%
137,220		Citigroup, Inc.	4,743,695	1.2
379,400		Fifth Third Bancorp.	5,554,416	1.4
192,098		JPMorgan Chase & Co.	7,891,386	2.0
109,800		Prudential Financial, Inc.	5,722,776	1.5
59,100		Travelers Cos., Inc.	4,185,462	1.1
198,500		US Bancorp.	6,403,610	1.6
326,690		Wells Fargo & Co.	10,784,037	2.8
187,434		XL Group PLC	4,560,269	1.2
44,658		Other Securities	2,286,490	0.6
			52,132,141	13.4
		Health Care: 10.7%
88,900		Abbott Laboratories	5,778,500	1.5
69,189	@	Covidien PLC	4,020,573	1.0
111,100		Eli Lilly & Co.	5,448,344	1.4
81,800	@	Gilead Sciences, Inc.	6,135,000	1.6
Shares			Value	Percentage of Net Assets
447,600		Pfizer, Inc.	$11,198,952	2.9
48,600	@	Watson Pharmaceuticals, Inc.	4,277,286	1.1
123,300		Other Securities	4,778,139	1.2
			41,636,794	10.7
		Industrials: 11.8%
78,200		Boeing Co.	5,808,696	1.5
104,100		Fluor Corp.	5,525,628	1.4
70,800		General Dynamics Corp.	4,708,200	1.2
177,300		General Electric Co.	3,746,349	1.0
28,000	@	TransDigm Group, Inc.	3,808,560	1.0
52,963		Union Pacific Corp.	6,502,797	1.7
135,000		Waste Connections, Inc.	4,444,200	1.1
213,300		Other Securities	11,154,955	2.9
			45,699,385	11.8
		Information Technology: 19.7%
56,400	@	Ansys, Inc.	3,741,012	1.0
38,548		Apple, Inc.	22,561,373	5.8
75,000	@	Cognizant Technology Solutions Corp.	5,042,250	1.3
268,900	@	EMC Corp.	6,674,098	1.7
22,800	@	Google, Inc. - Class A	15,922,836	4.1
230,700		Jabil Circuit, Inc.	4,383,300	1.1
187,800	@	NetApp, Inc.	5,955,138	1.5
307,700		Oracle Corp.	9,877,170	2.5
86,900		Other Securities	2,643,498	0.7
			76,800,675	19.7
		Materials: 4.4%
77,700		Eastman Chemical Co.	4,728,045	1.2
132,500		International Paper Co.	4,921,050	1.3
221,800		Other Securities	7,480,510	1.9
			17,129,605	4.4
		Telecommunication Services: 4.7%
95,800		CenturyTel, Inc.	3,720,872	1.0
79,700	@	SBA Communications Corp.	5,484,954	1.4
205,700		Verizon Communications, Inc.	9,075,484	2.3
			18,281,310	4.7
		Utilities: 1.8%
243,600		NV Energy, Inc.	4,465,188	1.1
136,100		Other Securities	2,685,253	0.7
			7,150,441	1.8
		Total Common Stock (Cost $302,653,233)	380,230,785	97.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
7,262,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,262,000)	$7,262,000	1.9
	Total Short-Term Investments (Cost $7,262,000)	7,262,000	1.9
	Total Investments in Securities (Cost $309,915,233)	$387,492,785	99.6
	Assets in Excess of Other Liabilities	1,704,407	0.4
	Net Assets	$389,197,192	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

  Cost for federal income tax purposes is $313,424,051.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$86,957,419
Gross Unrealized Depreciation	(12,888,685)
Net Unrealized Appreciation	$74,068,734

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/12
Asset Table Investments, at fair value
Common Stock*	$380,230,785	$—	$—	$380,230,785
Short-Term Investments	7,262,000	—	—	7,262,000
Total Investments, at fair value	$387,492,785	$—	$—	$387,492,785

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

The effect of derivative instruments on the Fund's Statement of Operations for the six months ended November 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$204,432
Total	$204,432

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 12.4%
14,344	@	Amazon.com, Inc.	$3,615,405	1.0
101,987		Comcast Corp. - Class A	3,791,877	1.0
370,219		Ford Motor Co.	4,239,008	1.2
60,429		Home Depot, Inc.	3,932,115	1.1
120,639		Lowe's Cos., Inc.	4,353,862	1.2
148,721		News Corp. - Class A	3,664,485	1.0
38,438		Nike, Inc.	3,746,936	1.0
71,884		Starbucks Corp.	3,728,623	1.0
57,478		Target Corp.	3,628,586	1.0
80,480		Time Warner, Inc.	3,806,704	1.0
69,780		Walt Disney Co.	3,465,275	1.0
39,772		Other Securities	3,461,755	0.9
			45,434,631	12.4
		Consumer Staples: 12.0%
109,258		Altria Group, Inc.	3,694,013	1.0
96,180		Coca-Cola Co.	3,647,146	1.0
34,024		Colgate-Palmolive Co.	3,691,604	1.0
36,434		Costco Wholesale Corp.	3,788,772	1.0
75,343		CVS Caremark Corp.	3,504,203	1.0
65,203		HJ Heinz Co.	3,811,767	1.1
138,530		Mondelez International, Inc.	3,586,542	1.0
51,548		PepsiCo, Inc.	3,619,185	1.0
40,562		Philip Morris International, Inc.	3,645,712	1.0
52,596		Procter & Gamble Co.	3,672,779	1.0
49,433		Wal-Mart Stores, Inc.	3,560,164	1.0
100,112		Other Securities	3,394,798	0.9
			43,616,685	12.0
		Energy: 11.3%
52,175		Anadarko Petroleum Corp.	3,818,688	1.1
80,657		Baker Hughes, Inc.	3,480,350	1.0
63,801		ConocoPhillips	3,632,829	1.0
39,892		ExxonMobil Corp.	3,516,081	1.0
108,284		Halliburton Co.	3,611,271	1.0
50,438		Schlumberger Ltd.	3,612,370	1.0
326,036		Other Securities	19,400,179	5.2
			41,071,768	11.3
		Financials: 15.3%
92,101		Allstate Corp.	3,728,249	1.0
64,160		American Express Co.	3,586,544	1.0
413,556		Bank of America Corp.	4,077,662	1.1
161,278		Bank of New York Mellon Corp.	3,860,995	1.1
41,361	@	Berkshire Hathaway, Inc.	3,643,077	1.0
64,379		Capital One Financial Corp.	3,708,231	1.0
Shares			Value	Percentage of Net Assets
111,495		Citigroup, Inc.	$3,854,382	1.1
32,091		Goldman Sachs Group, Inc.	3,779,999	1.0
90,122		JPMorgan Chase & Co.	3,702,212	1.0
8,080		Mastercard, Inc.	3,948,534	1.1
105,865		Metlife, Inc.	3,513,659	1.0
217,929		Morgan Stanley	3,676,462	1.0
24,031		Simon Property Group, Inc.	3,655,836	1.0
105,651		Wells Fargo & Co.	3,487,540	1.0
106,358		Other Securities	3,431,109	0.9
			55,654,491	15.3
		Health Care: 11.2%
43,265		Amgen, Inc.	3,841,932	1.1
60,540		Baxter International, Inc.	4,011,986	1.1
108,092		Bristol-Myers Squibb Co.	3,527,042	1.0
76,948		Eli Lilly & Co.	3,773,530	1.0
54,999	@	Gilead Sciences, Inc.	4,124,925	1.1
52,940		Johnson & Johnson	3,691,506	1.0
84,604		Medtronic, Inc.	3,562,674	1.0
80,890		Merck & Co., Inc.	3,583,427	1.0
146,806		Pfizer, Inc.	3,673,086	1.0
65,838		UnitedHealth Group, Inc.	3,580,929	1.0
53,210		Other Securities	3,458,650	0.9
			40,829,687	11.2
		Industrials: 14.1%
39,473		3M Co.	3,590,069	1.0
52,400		Boeing Co.	3,892,272	1.1
42,400		Caterpillar, Inc.	3,614,176	1.0
75,577		Emerson Electric Co.	3,796,233	1.0
43,111		FedEx Corp.	3,859,728	1.1
55,174		General Dynamics Corp.	3,669,071	1.0
61,057		Honeywell International, Inc.	3,744,626	1.0
39,067		Lockheed Martin Corp.	3,644,951	1.0
57,333		Norfolk Southern Corp.	3,461,767	1.0
63,823		Raytheon Co.	3,646,208	1.0
30,733		Union Pacific Corp.	3,773,398	1.0
50,973		United Parcel Service, Inc. - Class B	3,726,636	1.0
46,597		United Technologies Corp.	3,732,885	1.0
160,640		Other Securities	3,394,323	0.9
			51,546,343	14.1
		Information Technology: 13.6%
52,094	@	Accenture PLC	3,538,224	1.0
191,101		Cisco Systems, Inc.	3,613,720	1.0
369,482		Dell, Inc.	3,561,807	1.0
75,358	@	eBay, Inc.	3,980,410	1.1
115,850		Oracle Corp.	3,718,785	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
	Information Technology (continued)
58,405	Qualcomm, Inc.	$3,715,726	1.0
132,418	Texas Instruments, Inc.	3,902,358	1.1
27,168	Visa, Inc.	4,067,321	1.1
444,943	Other Securities	19,633,486	5.3
		49,731,837	13.6
	Materials: 3.9%
125,971	Dow Chemical Co.	3,803,064	1.0
92,170	Freeport-McMoRan Copper & Gold, Inc.	3,595,552	1.0
40,080	Monsanto Co.	3,670,927	1.0
72,571	Other Securities	3,130,713	0.9
		14,200,256	3.9
	Telecommunication Services: 1.9%
80,055	Verizon Communications, Inc.	3,532,026	1.0
96,767	Other Securities	3,302,658	0.9
		6,834,684	1.9
	Utilities: 2.8%
83,025	American Electric Power Co., Inc.	3,541,016	1.0
181,686	Other Securities	6,545,661	1.8
		10,086,677	2.8
	Total Common Stock (Cost $308,156,269)	359,007,059	98.5
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
5,093,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,093,000)	$5,093,000	1.4
	Total Short-Term Investments (Cost $5,093,000)	5,093,000	1.4
	Total Investments in Securities (Cost $313,249,269)	$364,100,059	99.9
	Assets in Excess of Other Liabilities	351,212	0.1
	Net Assets	$364,451,271	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

  Cost for federal income tax purposes is $318,648,160.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,057,479
Gross Unrealized Depreciation	(9,605,580)
Net Unrealized Appreciation	$45,451,899

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/12
Asset Table Investments, at fair value
Common Stock*	$359,007,059	$—	$—	$359,007,059
Short-Term Investments	5,093,000	—	—	5,093,000
Total Investments, at fair value	$364,100,059	$—	$—	$364,100,059
Other Financial Instruments+
Futures	74,361	—	—	74,361
Total Assets	$364,174,420	$—	$—	$364,174,420

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING Corporate Leaders 100 Fund Open Futures Contracts on November 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	70	12/21/12	$4,950,400	$74,361
			$4,950,400	$74,361

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$74,361
Total Asset Derivatives		$74,361

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the period ended November 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$655,329
Total	$655,329
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$74,361
Total	$74,361

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND  AS OF NOVEMBER 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 18.7%
18,900		Comcast Corp. - Class A	$702,702	2.2
11,070	@	Delphi Automotive PLC	376,269	1.2
7,610	@	Discovery Communications, Inc. - Class A	459,720	1.4
7,200		Estee Lauder Cos., Inc.	419,400	1.3
9,270		Gap, Inc.	319,444	1.0
7,820		Harley-Davidson, Inc.	367,227	1.1
12,770		Home Depot, Inc.	830,944	2.5
9,820		Macy's, Inc.	380,034	1.2
7,430	@	Michael Kors Holdings Ltd.	394,905	1.2
5,460		Petsmart, Inc.	385,804	1.2
11,870		Starbucks Corp.	615,697	1.9
8,010		Wyndham Worldwide Corp.	393,211	1.2
7,370		Other Securities	434,511	1.3
			6,079,868	18.7
		Consumer Staples: 12.1%
16,320		Coca-Cola Enterprises, Inc.	508,858	1.6
6,510		Costco Wholesale Corp.	676,975	2.1
4,740		JM Smucker Co.	419,300	1.3
18,320		Mondelez International, Inc.	474,305	1.5
8,030		Philip Morris International, Inc.	721,736	2.2
10,430		Wal-Mart Stores, Inc.	751,169	2.3
3,990		Whole Foods Market, Inc.	372,506	1.1
			3,924,849	12.1
		Energy: 5.2%
7,160	@	Cameron International Corp.	386,282	1.2
4,210		EOG Resources, Inc.	495,180	1.5
13,520		Halliburton Co.	450,892	1.4
5,170		National Oilwell Varco, Inc.	353,111	1.1
			1,685,465	5.2
		Financials: 4.7%
6,280		Ameriprise Financial, Inc.	381,008	1.2
2,610		Blackrock, Inc.	514,274	1.6
4,582		Travelers Cos., Inc.	324,497	1.0
4,883		Other Securities	315,784	0.9
			1,535,563	4.7
Shares			Value	Percentage of Net Assets
		Health Care: 10.5%
11,480		Abbott Laboratories	$746,200	2.3
3,240	@	Biogen Idec, Inc.	483,051	1.5
6,820	@	Covidien PLC	396,310	1.2
10,460	@	Express Scripts Holding Co.	563,271	1.7
8,400	@	Gilead Sciences, Inc.	630,000	1.9
4,470	@	Watson Pharmaceuticals, Inc.	393,405	1.2
2,300		Other Securities	218,362	0.7
			3,430,599	10.5
		Industrials: 12.0%
10,055		Ametek, Inc.	375,353	1.2
10,950		Danaher Corp.	590,972	1.8
6,300		Equifax, Inc.	322,812	1.0
2,660		Flowserve Corp.	368,543	1.1
6,640		Pall Corp.	394,947	1.2
4,990		Roper Industries, Inc.	556,535	1.7
5,990		Union Pacific Corp.	735,452	2.3
22,540		Other Securities	566,699	1.7
			3,911,313	12.0
		Information Technology: 30.9%
9,630		Analog Devices, Inc.	390,978	1.2
4,730		Apple, Inc.	2,768,375	8.5
23,610	@	EMC Corp.	586,000	1.8
3,880	@	F5 Networks, Inc.	363,478	1.1
1,880	@	Google, Inc. - Class A	1,312,936	4.0
5,990		International Business Machines Corp.	1,138,519	3.5
5,300		Intuit, Inc.	317,523	1.0
21,590	@	Juniper Networks, Inc.	388,188	1.2
15,150	@	NetApp, Inc.	480,407	1.5
33,420		Oracle Corp.	1,072,782	3.3
8,050		Qualcomm, Inc.	512,141	1.5
5,010		Visa, Inc.	750,047	2.3
			10,081,374	30.9
		Materials: 4.3%
6,610		Eastman Chemical Co.	402,219	1.2
8,240		Freeport-McMoRan Copper & Gold, Inc.	321,442	1.0
7,490		Monsanto Co.	686,009	2.1
			1,409,670	4.3
		Total Common Stock (Cost $29,786,322)	32,058,701	98.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND  AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
425,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $425,000)	$425,000	1.3
	Total Short-Term Investments (Cost $425,000)	425,000	1.3
	Total Investments in Securities (Cost $30,211,322)	$32,483,701	99.7
	Assets in Excess of Other Liabilities	103,586	0.3
	Net Assets	$32,587,287	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

  Cost for federal income tax purposes is $30,403,970.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,659,748
Gross Unrealized Depreciation	(580,017)
Net Unrealized Appreciation	$2,079,731

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/12
Asset Table Investments, at fair value
Common Stock*	$32,058,701	$—	$—	$32,058,701
Short-Term Investments	425,000	—	—	425,000
Total Investments, at fair value	$32,483,701	$—	$—	$32,483,701

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 14.5%
64,300	@	Childrens Place Retail Stores, Inc.	$3,125,623	0.8
138,003		Cooper Tire & Rubber Co.	3,447,315	0.9
202,100	@	Express, Inc.	3,017,353	0.8
168,000		Finish Line	3,465,840	0.9
112,000	@	Jack in the Box, Inc.	3,085,600	0.8
195,915	@	La-Z-Boy, Inc.	2,923,052	0.8
83,673	@	Life Time Fitness, Inc.	3,937,651	1.0
126,500	@	Sally Beauty Holdings, Inc.	3,206,775	0.8
49,400	L	Sturm Ruger & Co., Inc.	2,894,346	0.7
1,206,373		Other Securities (a)	26,865,909	7.0
			55,969,464	14.5
		Consumer Staples: 1.7%
181,865		Other Securities	6,604,853	1.7
		Energy: 5.7%
166,200	@	Bill Barrett Corp.	2,888,556	0.8
150,050	@	Carrizo Oil & Gas, Inc.	3,113,538	0.8
48,600	@	Dril-Quip, Inc.	3,419,982	0.9
88,819	@	Unit Corp.	3,989,749	1.0
1,035,068		Other Securities (a)	8,571,844	2.2
			21,983,669	5.7
		Financials: 21.2%
26,100	@	Affiliated Managers Group, Inc.	3,363,507	0.9
556,365		DCT Industrial Trust, Inc.	3,477,281	0.9
64,873		EPR Properties	2,941,991	0.8
136,763		First American Financial Corp.	3,254,960	0.8
120,902		Primerica, Inc.	3,461,424	0.9
37,511		ProAssurance Corp.	3,401,498	0.9
85,309		Prosperity Bancshares, Inc.	3,508,759	0.9
48,506	@	Signature Bank	3,403,181	0.9
158,600		Starwood Property Trust, Inc.	3,625,596	0.9
336,300		Susquehanna Bancshares, Inc.	3,457,164	0.9
52,220	@	SVB Financial Group	2,883,588	0.7
93,441		Wintrust Financial Corp.	3,437,694	0.9
1,858,411		Other Securities (a)	41,713,208	10.8
			81,929,851	21.2
		Health Care: 10.6%
108,154	@	Align Technology, Inc.	2,962,338	0.8
152,234	@	Healthsouth Corp.	3,347,626	0.8
40,000	@	Mednax, Inc.	3,160,000	0.8
1,159,489		Other Securities (a)	31,562,744	8.2
			41,032,708	10.6
Shares			Value	Percentage of Net Assets
		Industrials: 18.5%
134,126		Actuant Corp.	$3,858,805	1.0
70,460		Acuity Brands, Inc.	4,660,929	1.2
143,242		Barnes Group, Inc.	3,020,974	0.8
124,730		Brady Corp.	3,983,876	1.0
253,500		Heartland Express, Inc.	3,480,555	0.9
109,728	@	HUB Group, Inc.	3,551,895	0.9
250,300	@	Orbital Sciences Corp.	3,276,427	0.8
50,500	@	Teledyne Technologies, Inc.	3,181,500	0.8
66,996		Toro Co.	3,005,441	0.8
115,603		Waste Connections, Inc.	3,805,651	1.0
91,900		Watts Water Technologies, Inc.	3,757,791	1.0
96,677		Woodward Governor Co.	3,535,478	0.9
1,132,341		Other Securities	28,392,805	7.4
			71,512,127	18.5
		Information Technology: 15.1%
158,400	@,L	Aruba Networks, Inc.	3,085,632	0.8
142,400	@	Cardtronics, Inc.	3,266,656	0.9
73,378	@	Micros Systems, Inc.	3,189,008	0.8
169,324	@	Microsemi Corp.	3,240,861	0.8
155,000	@	Parametric Technology Corp.	3,137,200	0.8
2,674,174		Other Securities (a)	42,388,563	11.0
			58,307,920	15.1
		Materials: 5.4%
217,200		Commercial Metals Co.	2,943,060	0.8
124,900		HB Fuller Co.	4,102,965	1.1
42,807		Minerals Technologies, Inc.	3,167,718	0.8
147,200		Worthington Industries	3,468,032	0.9
976,723		Other Securities (a)	7,018,480	1.8
			20,700,255	5.4
		Utilities: 2.6%
287,120		Other Securities	9,979,228	2.6
		Total Common Stock (Cost $363,193,459)	368,020,075	95.3
EXCHANGE-TRADED FUNDS: 2.2%
104,100		iShares Russell 2000 Index Fund	8,547,651	2.2
		Total Exchange- Traded Funds (Cost $8,466,315)	8,547,651	2.2
		Total Long-Term Investments (Cost $371,659,774)	376,567,726	97.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 2.6%
$2,411,514	Barclays Bank PLC, Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $2,411,560, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $2,459,744, due 11/01/40-07/01/42)	$2,411,514	0.6
507,685	BNP Paribas Bank, Repurchase Agreement dated 11/30/12, 0.21%, due 12/03/12 (Repurchase Amount $507,694, collateralized by various U.S. Government Securities, 0.000%-0.875%, Market Value plus accrued interest $517,841, due 12/20/12-11/30/17)	507,685	0.2
2,411,514	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $2,411,562, collateralized by various U.S. Government Agency Obligations, 2.233%-5.000%, Market Value plus accrued interest $2,459,744, due 03/01/21-12/01/42)	2,411,514	0.6
2,411,514	Deutsche Bank AG, Repurchase Agreement dated 11/30/12, 0.25%, due 12/03/12 (Repurchase Amount $2,411,564, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $2,459,744, due 08/20/41-11/15/42)	2,411,514	0.6
Principal Amount†		Value	Percentage of Net Assets
$2,411,514	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $2,411,560, collateralized by various U.S. Government Agency Obligations, 2.459%-6.500%, Market Value plus accrued interest $2,459,744, due 11/01/22-12/01/42)	$2,411,514	0.6
		10,153,741	2.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
9,222,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,222,000)	9,222,000	2.4
	Total Short-Term Investments (Cost $19,375,741)	19,375,741	5.0
	Total Investments in Securities (Cost $391,035,515)	$395,943,467	102.5
	Liabilities in Excess of Other Assets	(9,651,602)	(2.5)
	Net Assets	$386,291,865	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $391,158,380.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,292,251
Gross Unrealized Depreciation	(30,507,164)
Net Unrealized Appreciation	$4,785,087

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND   AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/12
Asset Table Investments, at fair value
Common Stock*	$368,020,075	$—	$—	$368,020,075
Exchange-Traded Funds	8,547,651	—	—	8,547,651
Short-Term Investments	9,222,000	10,153,741	—	19,375,741
Total Investments, at fair value	$385,789,726	$10,153,741	$—	$395,943,467

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-ADEALL (1112-011813)

Semi-Annual Report

November 30, 2012

Classes A, B, C, I, O, R and W

Domestic Equity Fund

■	ING SMID Cap Equity Fund (formerly, ING Index Plus MidCap Fund)

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	5
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Summary Portfolio of Investments	23

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q, as well as a complete portfolio of investments, is available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 19, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2012

Not long before our new fiscal year commenced, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, had enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The dramatic recovery from there emerged despite slow, patchy improvement in economic data, while investors viewed in frustration the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. For the first half of the fiscal year the MSCI World IndexSM gained 11.23%.(The MSCI World IndexSM returned 12.81% for the six months ended November 30, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding half way to 170,000 in November. The unemployment rate was still uncomfortably high at 7.9%.

By November, other economic data, from average hourly earnings growth to industrial production to retail sales, were mostly unconvincing, but perhaps affected by a devastating hurricane which hit the North-East in late October.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 3% year-over-year gain, while housing starts rose to a four-year high in October.

Also in the relative doldrums was China, responsible for much of global gross domestic product (“GDP”) growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended November nearly 14% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. This was enough to give those prices a boost despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S. the newly-elected Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the “Fiscal Cliff”, an ominous year-end cocktail of deflationary tax increases and spending cuts.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 1.99% in the six months through November. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB returned only 0.57% as risk appetite recovered. By contrast, the investment grade Barclays Capital Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 5.37%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 8.54%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 9.32% in the six months ended November 30, 2012. By sector, financials led the way with a return of 13.59%, followed by healthcare with a return of 12.60%. No sector incurred a loss, but utilities with a return of 0.50% suffered from improved risk appetite while the three biggest names in technology, which had a return of 4.34%, struggled for various reasons. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets the dollar fell 4.78% against the euro over the fiscal half-year, as that currency rebounded after Mr. Draghi’s July pronouncements, and 3.80% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 5.31% to the yen, as Japan’s cabinet announced new monetary stimulus that will probably be intensified after December elections, which the opposition is likely to win.

In international markets, the MSCI Japan® Index rose 10.15%, more than half in November, due to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a silly political dispute with that country. The MSCI Europe ex UK® Index soared 18.53% due to central bank initiatives, in the face of economic news that was unremittingly bad, including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 12.38%, more than half contributed by financials and consumer staples. The economy grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2500® Index
The index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING SMID CAP EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2012 (as a percentage of net assets)

Financials	19.1%
Information Technology	16.5%
Industrials	15.9%
Consumer Discretionary	15.0%
Health Care	10.9%
Materials	7.6%
Energy	5.5%
Utilities	3.8%
Exchange-Traded Funds	1.8%
Consumer Staples	1.4%
Telecommunication Services	1.4%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING SMID Cap Equity Fund (the “Fund” or “SMID Cap Equity”) seeks capital growth. The Fund is managed by Steve Salopek, James Hasso and Joseph Bassett, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.32% compared to the Russell 2500 Index, which returned 9.93% for the same period.

Portfolio Specifics: June 1, 2012 — July 20, 2012*: During this period the Fund outperformed the S&P Mid Cap 400 Index. Security selection with information technology and industrials added to performance, while stock selection within financials and energy detracted value.

Portfolio Specifics: July 23, 2012 — November 30, 2012: For the period July 23, 2012 through November 30, 2012, the Fund underperformed the Russell 2500 Index. Stock selection within consumer discretionary and materials was the largest detractor from relative results. Conversely, stock selection within healthcare and energy was the largest contributor to performance.

Within consumer discretionary, Big Lots Inc., a closeout retailer, reported a quarter that was below expectations and lowered its guidance by 14% in August on weaker sales and company-specific merchandising decisions that extend beyond a single quarter. In response, valuation reset to lower levels. Management outlined several steps to improve the business but those steps will take a few quarters to kick in. At the current valuation the Fund remains a holder of the stock, as we believe there is significantly more value in the business than currently reflected in the share price.

Shares of Cliffs Natural Resources Inc., an international mining and natural resources company, also detracted from performance. As a producer of iron-ore the company was adversely impacted by the collapse of iron ore prices in China in the August/September period. Prices traded below $90 a ton at one point, which was down significantly from prices seen earlier in the year. The impact on Cliffs shares was due not only to investor perceptions of the company’s current earnings power but also to whether the firm would be forced to scale back its dividend. Recently iron ore prices have rebounded to over $120 per ton and concerns have been allayed somewhat.

Top Ten Holdings as of November 30, 2012 (as a percentage of net assets)

iShares Russell 2000 Index Fund	1.8%
Trimble Navigation Ltd.	1.4%
Ulta Salon Cosmetics & Fragrance, Inc.	1.2%
Universal Health Services, Inc.	1.2%
Unit Corp.	1.2%
Affiliated Managers Group, Inc.	1.2%
Waste Connections, Inc.	1.2%
Ansys, Inc.	1.2%
Hudson City Bancorp., Inc.	1.1%
Fidelity National Financial, Inc.	1.1%

Portfolio holdings are subject to change daily.

Information technology companies, CommVault Systems, Inc. and Aruba Networks Inc. were the largest contributors to performance. Shares of CommVault, a data management software company that develops and distributes software applications for data protection, information governance and discovery, benefited from a trend of continued good revenues, earnings and positive business momentum into the third quarter. As a result, CommVault is taking market share from competitors such as EMC Corp. and Symantec Corp.

Aruba connects local and remote users to corporate information technology resources via distributed enterprise networks. The stock gained as it scored a slew of price-target hikes after posting better-than-expected second-quarter earnings results.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. The Fund’s positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that, in our opinion, have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclical stocks our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Fund is well positioned as we think that investors will continue to focus on companies’ fundamentals due to increased economic uncertainty.

*	On July 21, 2012, ING Index Plus SmallCap Fund merged with and into ING Index Plus MidCap Fund and the Fund subsequently changed its name, investment objective, principal investment strategies, portfolio management team and benchmark. For the period prior to July 21, 2012, the Fund’s benchmark was the S&P Mid Cap 400 Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 01, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*	Beginning Account Value June 01, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2012*

Class A	$1,000.00	$1,083.20	0.99%	$5.17	$1,000.00	$1,020.10	0.99%	$5.01
Class B	1,000.00	1,078.40	1.74	9.07	1,000.00	1,016.34	1.74	8.80
Class C	1,000.00	1,080.40	1.49	7.77	1,000.00	1,017.60	1.49	7.54
Class I	1,000.00	1,084.00	0.70	3.66	1,000.00	1,021.56	0.70	3.55
Class O	1,000.00	1,082.40	0.99	5.17	1,000.00	1,020.10	0.99	5.01
Class R	1,000.00	1,081.10	1.24	6.47	1,000.00	1,018.85	1.24	6.28
Class W	1,000.00	1,084.00	0.74	3.87	1,000.00	1,021.36	0.74	3.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED)

ASSETS:
Investments in securities at fair value+*	$164,920,366
Short-term investments at fair value**	3,586,952
Total Investments at fair value	$168,507,318
Cash	12,434
Receivables:
Investment securities sold	1,010,880
Fund shares sold	26,705
Dividends	168,211
Prepaid expenses	55,252
Total assets	169,780,800
LIABILITIES:
Payable for investment securities purchased	131,117
Payable for fund shares redeemed	84,448
Payable upon receipt of securities loaned	2,571,952
Payable for investment management fees	60,786
Payable for administrative fees	13,508
Payable for distribution and shareholder service fees	38,681
Payable for directors fees	781
Other accrued expenses and liabilities	136,382
Total liabilities	3,037,655
NET ASSETS	$166,743,145

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$151,884,679
Undistributed net investment income	122,831
Accumulated net realized gain	2,927,784
Net unrealized appreciation	11,807,851
NET ASSETS	$166,743,145

+ Including securities loaned at value	$2,509,599
* Cost of investments in securities	$153,112,515
** Cost of short-term investments	$3,586,952

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Class A
Net assets	$51,106,716
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,223,269
Net asset value and redemption price per share	$15.86
Maximum offering price per share (5.75%)(1)	$16.83

Class B
Net assets	$1,481,525
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	100,617
Net asset value and redemption price per share†	$14.72

Class C
Net assets	$7,409,022
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	487,831
Net asset value and redemption price per share†	$15.19

Class I
Net assets	$10,771,197
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	668,429
Net asset value and redemption price per share	$16.11

Class O
Net assets	$80,362,503
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,056,635
Net asset value and redemption price per share	$15.89

Class R
Net assets	$15,601,086
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	992,975
Net asset value and redemption price per share	$15.71

Class W
Net assets	$11,096
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	689
Net asset value and redemption price per share	$16.10

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$1,023,239
Securities lending income, net	20,318
Total investment income	1,043,557
EXPENSES:
Investment management fees	352,151
Distribution and service fees:
Class A	63,798
Class B	7,714
Class C	27,301
Class O	89,775
Class R	35,904
Transfer agent fees:
Class A	22,492
Class B	684
Class C	3,228
Class I	948
Class O	31,695
Class R	6,343
Class W	3
Administrative service fees	75,017
Shareholder reporting expense	12,609
Registration fees	49,966
Professional fees	18,277
Custody and accounting expense	19,315
Directors fees	4,683
Miscellaneous expense	4,681
Interest expense	267
Total expenses	826,851
Net waived and reimbursed fees	(23,094)
Net expenses	803,757
Net investment income	239,800
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	18,937,006
Futures	69,214
Net realized gain	19,006,220
Net change in unrealized appreciation (depreciation) on:
Investments	(3,093,929)
Futures	44,219
Net change in unrealized appreciation (depreciation)	(3,049,710)
Net realized and unrealized gain	15,956,510
Increase in net assets resulting from operations	$16,196,310

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$239,800	$594,633
Net realized gain	19,006,220	8,668,481
Net change in unrealized (depreciation)	(3,049,710)	(18,184,293)
Increase (decrease) in net assets resulting from operations	16,196,310	(8,921,179)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(78,367)	(123,514)
Class C	—	(2,413)
Class I	(26,542)	(38,495)
Class O	(100,797)	(155,525)
Class R	(6,263)	(16,281)
Class W	(11)	(16)
Total distributions	(211,980)	(336,244)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,364,954	13,522,935
Proceeds from shares issued in merger (Note 12)	58,807,638	—
Reinvestment of distributions	111,048	181,693
	67,283,640	13,704,628
Cost of shares redeemed	(30,403,539)	(34,223,720)
Net increase (decrease) in net assets resulting from capital share transactions	36,880,101	(20,519,092)
Net increase (decrease) in net assets	52,864,431	(29,776,515)

NET ASSETS:
Beginning of year or period	113,878,714	143,655,229
End of year or period	$166,743,145	$113,878,714
Undistributed net investment income at end of year or period	$122,831	$95,011

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
11-30-12	14.67	0.03		1.19	1.22	0.03		—	—	0.03	—	15.86	8.32	1.02	0.99		0.99		0.35		51,107	87
05-31-12	15.66	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.67	(6.02)	1.18	1.00		1.00		0.53		39,114	97
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04	—	15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08	—	12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08	—	9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08		(1.56)	(1.48)	0.08		3.19	—	3.27	—	14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
Class B
11-30-12	13.65	(0.03)		1.10	1.07	—		—	—	—	—	14.72	7.84	1.77	1.74		1.74		(0.41)		1,482	87
05-31-12	14.64	(0.04)		(0.95)	(0.99)	—		—	—	—	—	13.65	(6.76)	1.93	1.75		1.75		(0.22)		1,519	97
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—	—	14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01	—	11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00 *	—	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)		(1.47)	(1.52)	—		3.19	—	3.19	—	13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
Class C
11-30-12	14.06	(0.01)		1.14	1.13	—		—	—	—	—	15.19	8.04	1.52	1.49		1.49		(0.15)		7,409	87
05-31-12	15.05	0.01		(0.99)	(0.98)	0.01		—	—	0.01	—	14.06	(6.54)	1.68	1.50		1.50		0.04		5,989	97
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—	—	15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03	—	11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01	—	9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)		(1.51)	(1.52)	—		3.19	—	3.19	—	14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129
Class I
11-30-12	14.91	0.06		1.19	1.25	0.05		—	—	0.05	—	16.11	8.40	0.70	0.70		0.70		0.63		10,771	87
05-31-12	15.90	0.12		(1.04)	(0.92)	0.07		—	—	0.07	—	14.91	(5.78)	0.91	0.75		0.75		0.79		7,882	97
05-31-11	12.33	0.10		3.55	3.65	0.08		—	—	0.08	—	15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11	—	12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12		—	—	0.12	—	9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11	•	(1.56)	(1.45)	0.13		3.19	—	3.32	—	14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129
Class O
11-30-12	14.71	0.03		1.18	1.21	0.03		—	—	0.03	—	15.89	8.24	1.02	0.99		0.99		0.34		80,363	87
05-31-12	15.70	0.08		(1.03)	(0.95)	0.04		—	—	0.04	—	14.71	(6.00)	1.18	1.00		1.00		0.54		49,167	97
05-31-11	12.18	0.06		3.51	3.57	0.05		—	—	0.05	—	15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09	—	12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09		—	—	0.09	—	9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07		(1.55)	(1.48)	0.09		3.19	—	3.28	—	14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129
Class R
11-30-12	14.54	0.01		1.17	1.18	0.01		—	—	0.01	—	15.71	8.11	1.27	1.24		1.24		0.09		15,601	87
05-31-12	15.54	0.04		(1.02)	(0.98)	0.02		—	—	0.02	—	14.54	(6.27)	1.43	1.25		1.25		0.29		10,204	97
05-31-11	12.06	0.02		3.48	3.50	0.02		—	—	0.02	—	15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06		—	—	0.06	—	12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04		—	—	0.04	—	9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03		(1.53)	(1.50)	0.04		3.19	—	3.23	—	14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129
Class W
11-30-12	14.90	0.04	•	1.21	1.25	0.05		—	—	0.05	—	16.10	8.40	0.77	0.74		0.74		0.57		11	87
08-05-11(4)–05-31-12	13.51	0.10		1.36	1.46	0.07		—	—	0.07	—	14.90	10.88	0.93	0.75		0.75		0.85		3	97

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are nine separate active investment series that comprise the Company. The series that is in this report is SMID Cap Equity (the “Fund”).

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to the fund or a class are charged directly to the fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Effective November 15, 2012, the maximum Class A sales charge for the Fund has been increased to 5.75%. Return calculations with a starting date prior to November 15, 2012 are based on a 3.00% sales charge, while returns with a starting date on or after November 15, 2012 are based on a 5.75% sales charge.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub- Adviser to the Fund. ING Funds Services, LLC (“IFS” or the “Administrator”) serves as the Administrator to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded

12

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Fund (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of

13

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3.

For the period ended November 30, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in

14

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The

15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2012, the Fund has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2012, the Fund had an average notional value of $431,573 on futures contracts purchased. The Fund had no open futures contracts at November 30, 2012.

F.  Distributions to Shareholders. The Fund records distributions to their shareholders on the ex-dividend date. The Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$ 133,326,637	$150,765,728

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. Effective July 21, 2012, for its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. Prior to July 21, 2012, IFS was entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended November 30, 2012, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$1,366	$—
Contingent Deferred Sales Charges	$—	$24

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2012, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
ING Direct Investing, Inc.	45.99%
ING National Trust	9.92

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund may have a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2012, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25% and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

Effectively July 21, 2012, pursuant to a side agreement, the Investment Adviser has agreed to further lower the expense limits to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24% and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively.

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for the Fund.

As of November 30, 2012, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2013	2014	2015	Total
SMID Cap Equity	$118,379	$75,953	$122,159	$316,491

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2012, are as follows:

	November 30,
	2013	2014	2015	Total
SMID Cap Equity
Class A	$—	$6,400	$7,827	$14,227
Class B	—	266	232	498
Class C	—	1,008	1,154	2,162
Class R	—	1,619	2,279	3,898
Class O	—	8,389	11,601	19,990
Class W	—	1	2	3

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Fund in this report utilized the line of credit during the period ended November 30, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
SMID Cap Equity	2	$3,755,000	1.30%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11/30/2012	125,467	1,187,867	4,917	(760,443)	557,808	1,901,879	17,771,402	74,198	(15,371,207)	4,376,272
5/31/2012	351,772	—	8,779	(1,166,362)	(805,811)	5,158,802	—	118,433	(16,827,022)	(11,549,787)
Class B
11/30/2012	—	35,657	—	(46,276)	(10,619)	—	496,747	—	(1,598,322)	(1,101,575)
5/31/2012	1,314	—	—	(129,526)	(128,212)	18,634	—	—	(1,753,111)	(1,734,477)

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class C
11/30/2012	4,169	128,385	—	(70,540)	62,014	61,296	1,843,245	—	(1,424,336)	480,205
5/31/2012	22,226	—	152	(95,210)	(72,832)	298,046	—	1,961	(1,317,142)	(1,017,135)
Class I
11/30/2012	25,851	245,649	1,715	(133,352)	139,863	405,877	3,731,277	26,266	(4,394,335)	(230,915)
5/31/2012	114,508	—	2,786	(204,217)	(86,923)	1,590,919	—	38,171	(3,099,589)	(1,470,499)
Class O
11/30/2012	136,075	1,907,827	286	(330,145)	1,714,043	2,538,319	28,608,910	4,321	(5,141,667)	26,009,883
5/31/2012	331,045	—	506	(566,933)	(235,382)	4,796,558	—	6,848	(8,287,978)	(3,484,572)
Class R
11/30/2012	26,326	427,948	419	(163,496)	291,197	3,456,554	6,349,909	6,263	(2,473,672)	7,339,054
5/31/2012	113,291	—	1,216	(204,607)	(90,100)	1,656,976	—	16,280	(2,938,878)	(1,265,622)
Class W
11/30/2012	62	405	—	—	467	1,029	6,148	—	—	7,177
8/5/2011(1)–5/31/2012	222	—	—	—	222	3,000	—	—	—	3,000

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at it’s last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Fund have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising it’s right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of November 30, 2012, the Fund had securities on loan with the following market values:

Value of Securities Loaned	Cash Collateral Received
$ 2,509,599	$2,571,952

NOTE 12 — REORGANIZATIONS

On July 21, 2012, SMID Cap Equity (“Acquiring Fund”) acquired all of the net assets of ING Index Plus SmallCap Fund, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Fund holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on June 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended November 30, 2012, are as follows:

Net investment income	$323,490
Net realized and unrealized loss on investments	$18,864,028
Net decrease in net assets resulting from operations	$19,187,517

Because the combined investment Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Fund Conversion Ratio
SMID Cap Equity	ING Index Plus Plus SmallCap Fund	$58,807	$114,526	$4,948	$3,539	1.0272

The net assets of SMID Cap Equity after the acquisition were $173,333,334.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Six Months Ended November 30, 2012	Year Ended May 31, 2012
Ordinary Income	Ordinary Income
$211,980	$336,244

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment losses are required to be utilized before pre-enactment losses.

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$ 117,475	$ 13,480,711	$ (14,701,585)	2018

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of November 30, 2012, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — RESTRUCTURING PLAN

The Investment Adviser, Sub-Adviser, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of November 30, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

20

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Dutch State in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has stated that it intends to sell the remainder of its ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock or, possibly, through one or more privately negotiated sales of the stock. There can be no assurance that ING Groep will be able to divest its interest in ING U.S. through the sale of its stock.

The investment advisory agreement for the Fund provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Fund.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2012, the Fund declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Long-term Capital Gain	Payable Date	Record Date
Class A	$0.0208	$0.1849	December 18, 2012	December 14, 2012
Class B	$—	$0.1849	December 18, 2012	December 14, 2012
Class C	$—	$0.1849	December 18, 2012	December 14, 2012
Class I	$0.0424	$0.1849	December 18, 2012	December 14, 2012
Class O	$0.0229	$0.1849	December 18, 2012	December 14, 2012
Class R	$0.0054	$0.1849	December 18, 2012	December 14, 2012
Class W	$0.0407	$0.1849	December 18, 2012	December 14, 2012
All Classes	$0.0057	$—	January 2, 2013	December 28, 2012

ING Groep, the ultimate parent company of the adviser and ING affiliated sub-adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the adviser and ING affiliated sub-adviser, into an independent, standalone company. These separation plans may be deemed to be a change of control, in which case the investment advisory and sub-advisory agreements for the Fund would terminate and trigger the need for new agreements, which would require the approval of the Board and, with respect to all investment advisory and sub-advisory agreements, the shareholders of the Fund. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Fund that would take effect in connection with the separation plans.

21

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS (continued)

Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Fund’s annual shareholder report to be dated May 31, 2013.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph Obermeyer, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, and Roger B. Vincent, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and the adviser to the Fund to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Fund included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 15.0%
34,053	@	Bally Technologies, Inc.	$1,537,152	0.9
124,400		Dana Holding Corp.	1,763,992	1.1
37,400	@	Life Time Fitness, Inc.	1,760,044	1.1
70,500	@	LKQ Corp.	1,545,360	0.9
17,800		Polaris Industries, Inc.	1,509,618	0.9
60,700	@	Tempur-Pedic International, Inc.	1,617,655	1.0
20,400	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,045,712	1.2
29,700	@	Under Armour, Inc.	1,539,351	0.9
32,500		Wyndham Worldwide Corp.	1,595,425	1.0
379,611		Other Securities(a)	10,024,237	6.0
			24,938,546	15.0

		Consumer Staples: 1.4%
75,752		Other Securities	2,364,853	1.4

		Energy: 5.5%
33,000		Cabot Oil & Gas Corp.	1,554,300	0.9
78,649	@	Superior Energy Services	1,597,361	0.9
44,445	@	Unit Corp.	1,996,470	1.2
166,582		Other Securities(a)	4,105,821	2.5
			9,253,952	5.5

		Financials: 19.1%
15,393	@	Affiliated Managers Group, Inc.	1,983,696	1.2
39,600		American Campus Communities, Inc.	1,734,480	1.0
100,100		DDR Corp.	1,532,531	0.9
24,800		Equity Lifestyle Properties, Inc.	1,627,872	1.0
16,800		Federal Realty Investment Trust	1,747,872	1.0
78,100		Fidelity National Financial, Inc.	1,890,801	1.1
55,000		First Republic Bank	1,860,100	1.1
236,000		Hudson City Bancorp., Inc.	1,902,160	1.1
73,700		Nasdaq Stock Market, Inc.	1,785,751	1.1
19,019		ProAssurance Corp.	1,724,643	1.0
44,887		Raymond James Financial, Inc.	1,694,484	1.0
25,900	@	Signature Bank	1,817,144	1.1
28,700	@	SVB Financial Group	1,584,814	1.0
78,000		UnumProvident Corp.	1,590,420	1.0
281,741		Other Securities	7,450,406	4.5
			31,927,174	19.1

		Health Care: 10.9%
34,755	@	Centene Corp.	1,526,092	0.9
73,400	@	Healthsouth Corp.	1,614,066	1.0
22,100	@	Mednax, Inc.	1,745,900	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
8,836	@	Mettler Toledo International, Inc.	$1,653,127	1.0
40,226		Resmed, Inc.	1,652,886	1.0
44,393		Universal Health Services, Inc.	2,000,793	1.2
202,560		Other Securities(a)	7,992,763	4.8
			18,185,627	10.9

		Industrials: 15.9%
27,100		Acuity Brands, Inc.	1,792,665	1.1
28,000	@	Clean Harbors, Inc.	1,603,840	1.0
41,900	@	EnPro Industries, Inc.	1,645,832	1.0
34,000		Equifax, Inc.	1,742,160	1.0
24,702		JB Hunt Transport Services, Inc.	1,468,534	0.9
28,500		Lennox International, Inc.	1,498,815	0.9
118,145	@	Orbital Sciences Corp.	1,546,518	0.9
22,768		Regal-Beloit Corp.	1,588,068	0.9
59,600		Waste Connections, Inc.	1,962,032	1.2
45,100		Watts Water Technologies, Inc.	1,844,139	1.1
330,731		Other Securities	9,814,953	5.9
			26,507,556	15.9

		Information Technology: 16.5%
13,069	@	Alliance Data Systems Corp.	1,862,202	1.1
29,047	@	Ansys, Inc.	1,926,687	1.2
55,532	@	Informatica Corp.	1,492,145	0.9
79,700		Jabil Circuit, Inc.	1,514,300	0.9
40,739	@	Trimble Navigation Ltd.	2,266,718	1.4
1,223,114		Other Securities	18,423,971	11.0
			27,486,023	16.5

		Materials: 7.6%
25,900		Albemarle Corp.	1,548,561	1.0
41,400		Greif, Inc. — Class A	1,698,642	1.0
223,256		Other Securities(a)	9,355,085	5.6
			12,602,288	7.6

		Telecommunication Services: 1.4%
62,840		Other Securities	2,334,631	1.4

		Utilities: 3.8%
214,070		Other Securities	6,339,123	3.8

		Total Common Stock (Cost $150,224,825)	161,939,773	97.1
EXCHANGE-TRADED FUNDS: 1.8%
36,300		iShares Russell 2000 Index Fund	2,980,593	1.8

		Total Exchange-Traded Funds (Cost $2,887,690)	2,980,593	1.8

See Accompanying Notes to Financial Statements

23

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMID CAP EQUITY FUND

Shares		Value	Percentage of Net Assets
RIGHTS: —%
Materials: —%
3,200	Other Securities	$—	—

	Total Rights (Cost $—)	—	—

	Total Long-Term Investments (Cost $153,112,515)	164,920,366	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc(1): 1.6%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,000,020, collateralized by various U.S. Government Agency Obligations, 2.233%–5.000%, Market Value plus accrued interest $1,020,000, due 03/01/21–12/01/42)	1,000,000	0.6
571,952	Daiwa Capital Markets, Repurchase Agreement dated 11/30/12, 0.27%, due 12/03/12 (Repurchase Amount $571,965, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.250%–10.625%, Market Value plus accrued interest $583,391, due 01/15/14–12/01/42)	571,952	0.4
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 2.459%–6.500%, Market Value plus accrued interest $1,020,000, due 11/01/22–12/01/42)	1,000,000	0.6
		2,571,952	1.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
1,015,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,015,000)	$1,015,000	0.6

	Total Short-Term Investments (Cost $3,586,952)	3,586,952	2.2

	Total Investments in Securities (Cost $156,699,467)	$168,507,318	101.1
	Liabilities in Excess of Other Assets	(1,764,173)	(1.1)
	Net Assets	$166,743,145	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $157,137,186.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,552,232
Gross Unrealized Depreciation	(4,182,100)
Net Unrealized Appreciation	$11,370,132

See Accompanying Notes to Financial Statements

24

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMID CAP EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$161,939,773	$—	$—	$161,939,773
Exchange-Traded Funds	2,980,593	—	—	2,980,593
Rights	—	—	—	—
Short-Term Investments	1,015,000	2,571,952	—	3,586,952
Total Investments, at fair value	$165,935,366	$2,571,952	$—	$168,507,318

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended November 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$69,214
Total	$69,214

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$44,219
Total	$44,219

See Accompanying Notes to Financial Statements

25

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-SMIDCAPEQ     (1112-011813)

Semi-Annual Report

November 30, 2012

Classes A, B, C, I, O and W

ING Capital Allocation Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	5
Statement of Assets and Liabilities	6
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Portfolio of Investments	21

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 19, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2012

Not long before our new fiscal year commenced, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, had enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The dramatic recovery from there emerged despite slow, patchy improvement in economic data, while investors viewed in frustration the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. For the first half of the fiscal year the MSCI World IndexSM gained 11.23%.(The MSCI World IndexSM returned 12.81% for the six months ended November 30, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding half way to 170,000 in November. The unemployment rate was still uncomfortably high at 7.9%.

By November, other economic data, from average hourly earnings growth to industrial production to retail sales, were mostly unconvincing, but perhaps affected by a devastating hurricane which hit the North-East in late October.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 3% year-over-year gain, while housing starts rose to a four-year high in October.

Also in the relative doldrums was China, responsible for much of global gross domestic product (“GDP”) growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended November nearly 14% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing, open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. This was enough to give those prices a boost despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S. the newly-elected Congress looked rather like the old one, not least in the hard attitudes that many feared would push the economy off the “Fiscal Cliff”, an ominous year-end cocktail of deflationary tax increases and spending cuts.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 1.99% in the six months through November. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB returned only 0.57% as risk appetite recovered. By contrast, the investment grade Barclays Capital Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 5.37%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 8.54%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 9.32% in the six months ended November 30, 2012. By sector, financials led the way with a return of 13.59%, followed by healthcare with a return of 12.60%. No sector incurred a loss, but utilities with a return of 0.50% suffered from improved risk appetite while the three biggest names in technology, which had a return of 4.34%, struggled for various reasons. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets the dollar fell 4.78% against the euro over the fiscal half-year, as that currency rebounded after Mr. Draghi’s July pronouncements, and 3.80% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 5.31% to the yen, as Japan’s cabinet announced new monetary stimulus that will probably be intensified after December elections, which the opposition is likely to win.

In international markets, the MSCI Japan® Index rose 10.15%, more than half in November, due to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a silly political dispute with that country. The MSCI Europe ex UK® Index soared 18.53% due to central bank initiatives, in the face of economic news that was unremittingly bad, including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 12.38%, more than half contributed by financials and consumer staples. The economy grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

ING Capital Allocation Fund (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of realized and unrealized capital growth and current income. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six months ended November 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.20% compared to the S&P Target Risk Growth Index, which returned 7.25% during the same period.

Portfolio Specifics: At the beginning of the period, the Fund held a tactical overweight to large cap U.S. equity with a corresponding underweight to emerging markets equity, which proved to be beneficial to performance. The main threats to our position included policy stimuli such as the monetary commitments from the European Central Bank (“ECB”), the Federal Open Market Committee’s (“FOMC”) announcement of a third round of quantitative easing (“QE3”) and the U.S. Federal Reserve’s (“Fed”) open-ended domestic monetary policy, which we believed would lead to increased demand for “riskier” assets. These factors prompted us to remove the Fund’s tactical positioning. The Fund also removed the 0.25% underweight to U.S. bonds as well as the 0.25% overweight to U.S. T-bills. Overall, this position did not affect performance for the reporting period. The Fund ended the third quarter with a neutral tactical position. Towards the end of November the Fund held a tactical underweight to large cap growth with a corresponding overweight to large cap value. For the period, performance of the tactical asset allocation was unfavorable to the Fund’s overall performance.

The Fund is a fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. Several of the underlying funds outperformed their respective benchmarks and contributed to performance. Against the S&P Target Risk Growth Index, performance benefited from an allocation, within the fixed income asset class, to global bonds and a bigger allocation to high yield bonds, along with an allocation to global real estate as well. The main contributors were the ING Intermediate Bond Fund and ING High Yield Bond Fund. The main underperformers, which detracted from Fund results, were the ING Mid Cap Opportunities Fund, ING Emerging Markets Equity Fund, ING Global Real Estate Fund and ING Small Company Fund.

Target Allocations as of November 30, 2012 (percent of net assets)

U.S. Large-Capitalization Stocks	34%
U.S. Mid-Capitalization Stocks	8%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	10%
Emerging Markets	8%
Real Estate Stocks	2%
Fixed-Income Securities	34%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, the main risk on the investor radar is the United States’ so-called fiscal cliff, with the December 31 deadline for action fast approaching. Europe has been in wait-and-see mode, as investors believe it’s more a matter of when — not if — the Spanish government is forced to formally request financial assistance. In the emerging markets, recent economic data out of China continue to show improvement since September’s more positive data; however, China’s recovery remains modest. As mentioned, the Fund currently holds a tactical underweight to U.S. large cap growth equity and an overweight to U.S. large cap value equity. Certain valuation metrics have become supportive of the position, and particular elements of our above-consensus view on growth for 2013 potentially bode well for the Fund’s position. Specifically, growth has outperformed for four years in a period of slow growth and deleveraging in the U.S.; we believe that private sector deleveraging is complete and anticipate a continued U.S. cyclical recovery, which we believe should aid value. Value’s overweight to financials is supported by continued quantitative easing from the Federal Reserve, strength in recovering U.S. housing and expectations of gradual improvement in European financial stocks. The continued negative earnings momentum in technology, which is over-weighted in growth, could reward the Fund’s underweight growth position.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2012**	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2012**

Class A	$1,000.00	$1,082.00	0.41%	$2.14	$1,000.00	$1,023.01	0.41%	$2.08
Class B	1,000.00	1,077.00	1.16	6.04	1,000.00	1,019.25	1.16	5.87
Class C	1,000.00	1,077.10	1.16	6.04	1,000.00	1,019.25	1.16	5.87
Class I	1,000.00	1,081.80	0.12	0.63	1,000.00	1,024.47	0.12	0.61
Class O	1,000.00	1,080.00	0.41	2.14	1,000.00	1,023.01	0.41	2.08
Class W	1,000.00	1,081.90	0.16	0.84	1,000.00	1,024.27	0.16	0.81

*	The annualized expense ratios do not include expenses of underlying funds.
**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$103,405
Investments in affiliated underlying funds**	189,350,217
Total Investments at fair value	$189,453,622
Cash	1,938,189
Foreign currencies at value***	1,970
Receivables:
Investments in affiliated underlying funds sold	1,515,161
Fund shares sold	43,181
Dividends	169,731
Interest	487
Prepaid expenses	50,837
Reimbursement due from manager	37,704
Total assets	193,210,882
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,673,872
Payable for fund shares redeemed	89,395
Payable for investment management fees	12,497
Payable for administrative fees	12,497
Payable for distribution and shareholder service fees	52,873
Payable for directors fees	3,053
Other accrued expenses and liabilities	144,555
Total liabilities	1,988,742
NET ASSETS	$191,222,140
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$237,826,525
Undistributed net investment income	2,419,032
Accumulated net realized loss	(66,169,368)
Net unrealized appreciation	17,145,951
NET ASSETS	$191,222,140

*** Cost of investments in securities	$501,462
*** Cost of investments in affiliated underlying funds	$171,806,237
*** Cost of foreign currencies	$1,943

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

Class A
Net assets	$87,886,396
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,255,230
Net asset value and redemption price per share	$9.50
Maximum offering price per share (5.75%)(1)	$10.08
Class B
Net assets	$3,929,941
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	413,458
Net asset value and redemption price per share†	$9.51
Class C
Net assets	$23,323,338
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,456,177
Net asset value and redemption price per share†	$9.50
Class I
Net assets	$14,455,331
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,497,798
Net asset value and redemption price per share	$9.65
Class O
Net assets	$61,623,906
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,518,741
Net asset value and redemption price per share	$9.45
Class W
Net assets	$3,228
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	335
Net asset value and redemption price per share	$9.64

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,950,854
Interest	2,729
Total investment income	1,953,583

EXPENSES:
Investment management fees	77,511
Distribution and service fees:
Class A	112,021
Class B	20,740
Class C	120,007
Class O	77,060
Transfer agent fees:
Class A	47,789
Class B	2,218
Class C	12,888
Class I	5,162
Class O	33,139
Class W	1
Administrative service fees	77,511
Shareholder reporting expense	57,135
Registration fees	42,052
Professional fees	12,843
Custody and accounting expense	7,083
Directors fees	5,763
Miscellaneous expense	8,801
Total expenses	719,724
Net waived and reimbursed fees	(237,603)
Net expenses	482,121
Net investment income	1,471,462

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(97,465)
Sale of affiliated underlying funds	934,494
Foreign currency related transactions	(4)
Futures	30,216
Net realized gain	867,241
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	12,763,356
Foreign currency related transactions	27
Futures	(176,530)
Net change in unrealized appreciation (depreciation)	12,586,853
Net realized and unrealized gain	13,454,094
Increase in net assets resulting from operations	$14,925,556

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended November 30, 2012	Year Ended May 31, 2012
FROM OPERATIONS:
Net investment income	$1,471,462	$4,905,465
Net realized gain	867,241	9,211,592
Net change in unrealized appreciation (depreciation)	12,586,853	(26,428,551)
Increase (decrease) in net assets resulting from operations	14,925,556	(12,311,494)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(2,861,074)
Class B	—	(88,845)
Class C	—	(520,890)
Class I	—	(438,854)
Class O	—	(1,783,100)
Class W	—	(99)
Total distributions	—	(5,692,862)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,876,148	16,486,398
Reinvestment of distributions	—	3,442,756
	4,876,148	19,929,154
Cost of shares redeemed	(18,767,651)	(52,756,123)
Net decrease in net assets resulting from capital share transactions	(13,891,503)	(32,826,969)
Net increase (decrease) in net assets	1,034,053	(50,831,325)

NET ASSETS:
Beginning of year or period	190,188,087	241,019,412
End of year or period	$191,222,140	$190,188,087
Undistributed net investment income at end of year or period	$2,419,032	$947,570

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) ††(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class A
11-30-12	8.78	0.08		0.64	0.72	—	—	—	—	—	9.50	8.20	0.66	0.41		0.41		1.61		87,886	16
05-31-12	9.54	0.23		(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38		0.38		2.45		88,615	114
05-31-11	8.11	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43		0.43		1.86		118,231	59
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	—	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	—	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	—	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
Class B
11-30-12	8.83	0.05		0.63	0.68	—	—	—	—	—	9.51	7.70	1.41	1.16		1.16		0.87		3,930	16
05-31-12	9.53	0.16	•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13		1.13		1.73		4,349	114
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	—	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	—	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	—	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
Class C
11-30-12	8.82	0.05		0.63	0.68	—	—	—	—	—	9.50	7.71	1.41	1.16		1.16		0.86		23,323	16
05-31-12	9.57	0.16		(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13		1.13		1.67		23,783	114
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	—	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	—	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	—	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
Class I
11-30-12	8.92	0.09		0.64	0.73	—	—	—	—	—	9.65	8.18	0.37	0.12		0.12		1.89		14,455	16
05-31-12	9.68	0.26		(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07		0.07		2.72		13,873	114
05-31-11	8.22	0.19	•	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	—	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	—	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	—	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
Class O
11-30-12	8.75	0.08		0.62	0.70	—	—	—	—	—	9.45	8.00	0.66	0.41		0.41		1.60		61,624	16
05-31-12	9.51	0.22		(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38		0.38		2.42		59,565	114
05-31-11	8.08	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	—	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	—	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	—	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
Class W
11-30-12	8.91	0.09		0.64	0.73	—	—	—	—	—	9.64	8.19	0.41	0.16		0.16		1.92		3	16
08-05-11(5)–05-31-12	8.96	0.20	•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13		0.13		2.66		3	114

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are nine separate active investment series that comprise the Company. The series included in this report is ING Capital Allocation Fund (“Capital Allocation” or the “Fund”).

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. The valuations of the Fund’s investments in underlying funds (“Underlying Funds”) are based on the net asset value (“NAVs”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or

12

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments.

For the period ended November 30, 2012, there have been no significant changes to the fair valuation methodologies.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend

13

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D.  Risk Exposures and the Use of Derivative Instruments. The Fund may also pursue its investment objectives by purchasing derivative instruments, including, but not limited to, futures and index forward contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most

14

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2012, the Fund purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended November 30, 2012, the Fund had average notional values on futures contracts purchased and sold of $7,729,362 and $7,757,920, respectively. The Fund had no open futures contracts at November 30, 2012.

F.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$30,781,205	$43,007,765

15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when the Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of the Fund.

During periods when the Fund invests directly in investment securities, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended November 30, 2012, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales charges	$3,885	N/A
Contingent Deferred Sales Charges	—	$127

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2012, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
ING Direct Investing, Inc.	31.26%
ING Life Insurance and Annuity Company	5.35
ING National Trust	7.01

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund may have a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2012, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2012, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2013	2014	2015	Total
$209,057	$785,235	$435,960	$1,430,252

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended November 30, 2012 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11/30/2012	239,617	—	—	(1,071,846)	(832,229)	2,221,939	—	—	(9,919,327)	(7,697,388)
5/31/2012	876,583	—	297,878	(3,483,195)	(2,308,734)	7,939,756	—	2,549,834	(31,588,054)	(21,098,464)
Class B
11/30/2012	1,442	—	—	(80,689)	(79,247)	13,613	—	—	(739,303)	(725,690)
5/31/2012	17,109	—	9,571	(527,698)	(501,018)	150,842	—	82,596	(4,796,740)	(4,563,302)
Class C
11/30/2012	51,229	—	—	(291,770)	(240,541)	481,136	—	—	(2,721,487)	(2,240,351)
5/31/2012	170,827	—	36,783	(555,959)	(348,349)	1,537,420	—	317,438	(4,964,822)	(3,109,964)
Class I
11/30/2012	35,126	—	—	(93,411)	(58,285)	333,125	—	—	(870,334)	(537,209)
5/31/2012	69,202	—	49,124	(248,573)	(130,247)	644,778	—	426,400	(2,232,576)	(1,161,398)
Class O
11/30/2012	197,864	—	—	(490,160)	(292,296)	1,826,335	—	—	(4,517,200)	(2,690,865)
5/31/2012	701,660	—	7,795	(1,026,427)	(316,972)	6,210,602	—	66,488	(9,173,931)	(2,896,841)
Class W
11/30/2012	—	—	—	—	—	—	—	—	—	—
8/5/2011(1)–5/31/2012	335	—	—	—	335	3,000	—	—	—	3,000

(1)	Commencement of Operations

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the six months ended November 30, 2012. Dividends to shareholders from ordinary income were $5,692,862 for the year ended May 31, 2012.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment losses are required to be utilized before pre-enactment losses.

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$980,082	$1,807,449	$(6,800,160)	2016
		(49,861,765)	2017
		(6,390,066)	2018
		(1,232,969)	2019
		$(64,284,960)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of November 30, 2012, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

The Investment Adviser, Sub-Adviser, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of November 30, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Dutch State in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has stated that it intends to sell the remainder of its ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock or, possibly, through one or more privately negotiated sales of the stock. There can be no assurance that ING Groep will be able to divest its interest in ING U.S. through the sale of its stock.

The investment advisory agreement for the Fund provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Fund.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2012, the Fund declared and paid dividends of:

	PER SHARE AMOUNTS
	Net Investment Income	Payable Date	Record Date
Class A	$0.2744	January 2, 2013	December 28, 2012
Class B	$0.1836	January 2, 2013	December 28, 2012
Class C	$0.1990	January 2, 2013	December 28, 2012
Class I	$0.3068	January 2, 2013	December 28, 2012
Class O	$0.2762	January 2, 2013	December 28, 2012
Class W	$0.3010	January 2, 2013	December 28, 2012

ING Groep, the ultimate parent company of the adviser and ING affiliated sub-adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the adviser and ING affiliated sub-adviser, into an independent, standalone company. These separation plans may be deemed to be a change of control, in which case the investment advisory and sub-advisory agreements for the Fund would terminate and trigger the need for new agreements, which would require the approval of the Board and, with respect to all investment advisory and sub-advisory agreements, the shareholders of the Fund. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Fund that would

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

take effect in connection with the separation plans. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Fund’s annual shareholder report to be dated May 31, 2013.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph Obermeyer, and Shaun P. Matthews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, and Roger B. Vincent, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and the adviser to the Fund to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Fund included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 99.0%
		Affiliated Investment Companies: 99.0%
430,438		ING Core Equity Research Fund — Class I	$5,733,429	3.0
1,224,218		ING Emerging Markets Equity Fund — Class I	13,392,947	7.0
660,235		ING Global Bond Fund — Class I	7,632,311	4.0
216,655		ING Global Real Estate Fund — Class I	3,832,625	2.0
1,427,340		ING High Yield Bond Fund — Class I	11,532,909	6.0
4,482,411		ING Intermediate Bond Fund — Class I	45,944,710	24.0
2,001,820		ING International Core Fund — Class I	19,097,364	10.0
2,483,692	@	ING Large Cap Growth Fund — Class I	25,805,565	13.5
2,944,508		ING Large Cap Value Fund — Class I	33,449,615	17.5
706,651		ING MidCap Opportunities Fund — Class I	15,284,860	8.0
505,548		ING Small Company Fund — Class I	7,643,882	4.0
		Total Mutual Funds
		(Cost $171,806,237)	189,350,217	99.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: —%
		Energy: —%
200,000	±, X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
200,000	±, X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	—	—

		Total Corporate Bonds/Notes
		(Cost $397,205)	—	—

ASSET-BACKED SECURITIES: 0.1%
		Other Asset-Backed Securities: 0.1%
5,166		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.808%, 07/25/33	$4,637	0.0
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	96,865	0.1
2,094		Residential Asset Mortgage Products, Inc., 0.828%, 06/25/33	1,903	0.0

		Total Asset-Backed Securities
		(Cost $104,257)	103,405	0.1
		Total Investments in Securities (Cost $172,307,699)	$189,453,622	99.1
		Assets in Excess of Other Liabilities	1,768,518	0.9
		Net Assets	$191,222,140	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

±	Defaulted security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $173,354,903.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,716,612
Gross Unrealized Depreciation	(1,617,893)
Net Unrealized Appreciation	$16,098,719

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Mutual Funds	$189,350,217	$—	$—	$189,350,217
Corporate Bonds/Notes	—	—	—	—
Asset-Backed Securities	—	103,405	—	103,405
Total Investments, at fair value	$189,350,217	$103,405	$—	$189,453,622

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

21

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended November 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$30,216
Total	$30,216

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(176,530)
Total	$(176,530)

See Accompanying Notes to Financial Statements

22

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-CAPALLO (1112-011813)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING CORE EQUITY RESEARCH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Consumer Discretionary: 12.4%
122,400		CBS Corp. — Class B	4,403,952	1.1
253,400		Comcast Corp. — Class A	9,421,412	2.4
90,104	@	Delphi Automotive PLC	3,062,635	0.8
65,300		Estee Lauder Cos., Inc.	3,803,725	1.0
110,500		Foot Locker, Inc.	3,960,320	1.0
76,400		GNC Holdings, Inc.	2,683,932	0.7
33,823	@	Liberty Media Corp. — Liberty Capital	3,720,192	1.0
130,679		Macy’s, Inc.	5,057,277	1.3
70,066	@	Michael Kors Holdings Ltd.	3,724,008	1.0
109,100		Starbucks Corp.	5,659,017	1.4
56,100		Wyndham Worldwide Corp.	2,753,949	0.7
			48,250,419	12.4

		Consumer Staples: 7.0%
94,300		Coca-Cola Enterprises, Inc.	2,940,274	0.8
71,000		Costco Wholesale Corp.	7,383,290	1.9
45,600		JM Smucker Co.	4,033,776	1.0
128,900	@	Kraft Foods Group, Inc.	5,828,858	1.5
77,500		Philip Morris International, Inc.	6,965,700	1.8
			27,151,898	7.0

		Energy: 11.8%
50,200	@	Cameron International Corp.	2,708,290	0.7
4,866	@	Continental Resources, Inc.	334,294	0.1
38,300		EOG Resources, Inc.	4,504,846	1.1
220,920		ExxonMobil Corp.	19,471,889	5.0
163,700		Halliburton Co.	5,459,395	1.4
27,035		National Oilwell Varco, Inc.	1,846,491	0.5
76,800		Range Resources Corp.	4,916,736	1.3
90,300	@	Rowan Companies PLC	2,865,219	0.7
58,100		Royal Dutch Shell PLC — Class A ADR	3,890,957	1.0
			45,998,117	11.8

		Financials: 13.4%
137,220		Citigroup, Inc.	4,743,695	1.2
379,400		Fifth Third Bancorp.	5,554,416	1.4
192,098		JPMorgan Chase & Co.	7,891,386	2.0
109,800		Prudential Financial, Inc.	5,722,776	1.5
44,658		Reinsurance Group of America, Inc.	2,286,490	0.6
59,100		Travelers Cos., Inc.	4,185,462	1.1
198,500		US Bancorp.	6,403,610	1.6
326,690		Wells Fargo & Co.	10,784,037	2.8
187,434		XL Group PLC	4,560,269	1.2
			52,132,141	13.4

		Health Care: 10.7%
88,900		Abbott Laboratories	5,778,500	1.5
69,189	@	Covidien PLC	4,020,573	1.0
111,100		Eli Lilly & Co.	5,448,344	1.4

COMMON STOCK: (continued)
		Health Care: (continued)
53,500	@	Express Scripts Holding Co.	2,880,975	0.7
81,800	@	Gilead Sciences, Inc.	6,135,000	1.6
69,800	@	Mylan Laboratories	1,897,164	0.5
447,600		Pfizer, Inc.	11,198,952	2.9
48,600	@	Watson Pharmaceuticals, Inc.	4,277,286	1.1
			41,636,794	10.7

		Industrials: 11.8%
31,800		Acuity Brands, Inc.	2,103,570	0.5
89,600		Ametek, Inc.	3,344,768	0.9
78,200		Boeing Co.	5,808,696	1.5
104,100		Fluor Corp.	5,525,628	1.4
70,800		General Dynamics Corp.	4,708,200	1.2
177,300		General Electric Co.	3,746,349	1.0
45,400		Pall Corp.	2,700,392	0.7
28,000	@	TransDigm Group, Inc.	3,808,560	1.0
52,963		Union Pacific Corp.	6,502,797	1.7
135,000		Waste Connections, Inc.	4,444,200	1.1
46,500	@	Wesco International, Inc.	3,006,225	0.8
			45,699,385	11.8

		Information Technology: 19.7%
56,400	@	Ansys, Inc.	3,741,012	1.0
38,548		Apple, Inc.	22,561,373	5.8
75,000	@	Cognizant Technology Solutions Corp.	5,042,250	1.3
268,900	@	EMC Corp.	6,674,098	1.7
22,800	@	Google, Inc. — Class A	15,922,836	4.1
230,700		Jabil Circuit, Inc.	4,383,300	1.1
86,900		Microchip Technology, Inc.	2,643,498	0.7
187,800	@	NetApp, Inc.	5,955,138	1.5
307,700		Oracle Corp.	9,877,170	2.5
			76,800,675	19.7

		Materials: 4.4%
77,700		Allegheny Technologies, Inc.	2,034,186	0.5
77,700		Eastman Chemical Co.	4,728,045	1.2
76,000		Freeport-McMoRan Copper & Gold, Inc.	2,964,760	0.8
132,500		International Paper Co.	4,921,050	1.3
68,100		Packaging Corp. of America	2,481,564	0.6
			17,129,605	4.4

		Telecommunication Services: 4.7%
95,800		CenturyTel, Inc.	3,720,872	1.0
79,700	@	SBA Communications Corp.	5,484,954	1.4
205,700		Verizon Communications, Inc.	9,075,484	2.3
			18,281,310	4.7

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING CORE EQUITY RESEARCH FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: 1.8%
136,100	CenterPoint Energy, Inc.	2,685,253	0.7
243,600	NV Energy, Inc.	4,465,188	1.1
		7,150,441	1.8

	Total Common Stock
	(Cost $302,653,233)	380,230,785	97.7

SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
7,262,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,262,000)	7,262,000	1.9

	Total Short-Term Investments
	(Cost $7,262,000)	7,262,000	1.9

	Total Investments in Securities (Cost $309,915,233)	$387,492,785	99.6
	Assets in Excess of Other Liabilities	1,704,407	0.4
	Net Assets	$389,197,192	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $313,424,051.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$86,957,419
Gross Unrealized Depreciation	(12,888,685)
Net Unrealized Appreciation	$74,068,734

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$380,230,785	$—	$—	$380,230,785
Short-Term Investments	7,262,000	—	—	7,262,000
Total Investments, at fair value	$387,492,785	$—	$—	$387,492,785

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING CORPORATE LEADERS 100 FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 12.4%
14,344	@	Amazon.com, Inc.	3,615,405	1.0
101,987		Comcast Corp. — Class A	3,791,877	1.0
370,219		Ford Motor Co.	4,239,008	1.2
60,429		Home Depot, Inc.	3,932,115	1.1
120,639		Lowe’s Cos., Inc.	4,353,862	1.2
39,772		McDonald’s Corp.	3,461,755	0.9
148,721		News Corp. — Class A	3,664,485	1.0
38,438		Nike, Inc.	3,746,936	1.0
71,884		Starbucks Corp.	3,728,623	1.0
57,478		Target Corp.	3,628,586	1.0
80,480		Time Warner, Inc.	3,806,704	1.0
69,780		Walt Disney Co.	3,465,275	1.0
			45,434,631	12.4

		Consumer Staples: 12.0%
109,258		Altria Group, Inc.	3,694,013	1.0
96,180		Coca-Cola Co.	3,647,145	1.0
34,024		Colgate-Palmolive Co.	3,691,604	1.0
36,434		Costco Wholesale Corp.	3,788,772	1.0
75,343		CVS Caremark Corp.	3,504,203	1.0
65,203		HJ Heinz Co.	3,811,767	1.1
138,530		Mondelez International, Inc.	3,586,542	1.0
51,548		PepsiCo, Inc.	3,619,185	1.0
40,562		Philip Morris International, Inc.	3,645,712	1.0
52,596		Procter & Gamble Co.	3,672,779	1.0
100,112		Walgreen Co.	3,394,798	0.9
49,433		Wal-Mart Stores, Inc.	3,560,165	1.0
			43,616,685	12.0

		Energy: 11.3%
52,175		Anadarko Petroleum Corp.	3,818,688	1.0
42,189		Apache Corp.	3,252,350	0.9
80,657		Baker Hughes, Inc.	3,480,350	1.0
31,297		Chevron Corp.	3,307,780	0.9
63,801		ConocoPhillips	3,632,829	1.0
60,299		Devon Energy Corp.	3,115,649	0.9
39,892		ExxonMobil Corp.	3,516,081	1.0
108,284		Halliburton Co.	3,611,271	1.0
45,539		National Oilwell Varco, Inc.	3,110,314	0.8
42,390		Occidental Petroleum Corp.	3,188,152	0.9
50,438		Schlumberger Ltd.	3,612,370	1.0
104,322		Williams Cos., Inc.	3,425,934	0.9
			41,071,768	11.3

		Financials: 15.3%
92,101		Allstate Corp.	3,728,249	1.0
64,160		American Express Co.	3,586,544	1.0
413,556		Bank of America Corp.	4,077,662	1.1
161,278		Bank of New York Mellon Corp.	3,860,995	1.1
41,361	@	Berkshire Hathaway, Inc.	3,643,077	1.0
64,379		Capital One Financial Corp.	3,708,231	1.0
COMMON STOCK: (continued)
		Financials: (continued)
111,495		Citigroup, Inc.	3,854,382	1.1
32,091		Goldman Sachs Group, Inc.	3,779,999	1.0
90,122		JPMorgan Chase & Co.	3,702,212	1.0
8,080		Mastercard, Inc.	3,948,534	1.1
105,865		Metlife, Inc.	3,513,659	1.0
217,929		Morgan Stanley	3,676,462	1.0
24,031		Simon Property Group, Inc.	3,655,836	1.0
106,358		US Bancorp.	3,431,109	0.9
105,651		Wells Fargo & Co.	3,487,540	1.0
			55,654,491	15.3

		Health Care: 11.2%
53,210		Abbott Laboratories	3,458,650	0.9
43,265		Amgen, Inc.	3,841,932	1.1
60,540		Baxter International, Inc.	4,011,986	1.1
108,092		Bristol-Myers Squibb Co.	3,527,042	1.0
76,948		Eli Lilly & Co.	3,773,530	1.0
54,999	@	Gilead Sciences, Inc.	4,124,925	1.1
52,940		Johnson & Johnson	3,691,506	1.0
84,604		Medtronic, Inc.	3,562,674	1.0
80,890		Merck & Co., Inc.	3,583,427	1.0
146,806		Pfizer, Inc.	3,673,086	1.0
65,838		UnitedHealth Group, Inc.	3,580,929	1.0
			40,829,687	11.2

		Industrials: 14.1%
39,473		3M Co.	3,590,069	1.0
52,400		Boeing Co.	3,892,272	1.1
42,400		Caterpillar, Inc.	3,614,176	1.0
75,577		Emerson Electric Co.	3,796,233	1.0
43,111		FedEx Corp.	3,859,728	1.1
55,174		General Dynamics Corp.	3,669,071	1.0
160,640		General Electric Co.	3,394,323	0.9
61,057		Honeywell International, Inc.	3,744,626	1.0
39,067		Lockheed Martin Corp.	3,644,951	1.0
57,333		Norfolk Southern Corp.	3,461,766	1.0
63,823		Raytheon Co.	3,646,208	1.0
30,733		Union Pacific Corp.	3,773,398	1.0
50,973		United Parcel Service, Inc. — Class B	3,726,636	1.0
46,597		United Technologies Corp.	3,732,886	1.0
			51,546,343	14.1

		Information Technology: 13.6%
52,094	@	Accenture PLC	3,538,224	1.0
5,444		Apple, Inc.	3,186,264	0.9
191,101		Cisco Systems, Inc.	3,613,720	1.0
369,482		Dell, Inc.	3,561,807	1.0
75,358	@	eBay, Inc.	3,980,410	1.1
133,779	@	EMC Corp.	3,320,395	0.9
4,835	@	Google, Inc. — Class A	3,376,619	0.9

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING CORPORATE LEADERS 100 FUND

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
17,585	International Business Machines Corp.	3,342,381	0.9
160,797	Intel Corp.	3,146,797	0.8
122,503	Microsoft Corp.	3,261,030	0.9
115,850	Oracle Corp.	3,718,785	1.0
58,405	Qualcomm, Inc.	3,715,726	1.0
132,418	Texas Instruments, Inc.	3,902,358	1.1
27,168	Visa, Inc.	4,067,321	1.1
		49,731,837	13.6

	Materials: 3.9%
125,971	Dow Chemical Co.	3,803,064	1.0
72,571	EI Du Pont de Nemours & Co.	3,130,713	0.9
92,170	Freeport-McMoRan Copper & Gold, Inc.	3,595,552	1.0
40,080	Monsanto Co.	3,670,927	1.0
		14,200,256	3.9

	Telecommunication Services: 1.9%
96,767	AT&T, Inc.	3,302,658	0.9
80,055	Verizon Communications, Inc.	3,532,026	1.0
		6,834,684	1.9

	Utilities: 2.8%
83,025	American Electric Power Co., Inc.	3,541,016	1.0
102,533	Exelon Corp.	3,098,548	0.9
79,153	Southern Co.	3,447,113	0.9
		10,086,677	2.8

	Total Common Stock (Cost $308,156,269)	359,007,059	98.5

SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
5,093,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,093,000)	5,093,000	1.4

	Total Short-Term Investments
	(Cost $5,093,000)	5,093,000	1.4

	Total Investments in Securities (Cost $313,249,269)	$364,100,059	99.9
	Assets in Excess of Other Liabilities	351,212	0.1
	Net Assets	$364,451,271	100.0

@	Non-income producing security

Cost for federal income tax purposes is $318,648,160.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,057,479
Gross Unrealized Depreciation	(9,605,580)
Net Unrealized Appreciation	$45,451,899

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$359,007,059	$—	$—	$359,007,059
Short-Term Investments	5,093,000	—	—	5,093,000
Total Investments, at fair value	$364,100,059	$—	$—	$364,100,059
Other Financial Instruments+
Futures	74,361	—	—	74,361
Total Assets	$364,174,420	$—	$—	$364,174,420

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING CORPORATE LEADERS 100 FUND

ING Corporate Leaders 100 Fund Open Futures Contracts on November 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	70	12/21/12	$4,950,400	$74,361
			$4,950,400	$74,361

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING LARGE CAP GROWTH FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 18.7%
7,100		CBS Corp. — Class B	255,458	0.8
18,900		Comcast Corp. — Class A	702,702	2.2
11,070	@	Delphi Automotive PLC	376,269	1.2
7,610	@	Discovery Communications, Inc. — Class A	459,720	1.4
7,200		Estee Lauder Cos., Inc.	419,400	1.3
9,270		Gap, Inc.	319,444	1.0
7,820		Harley-Davidson, Inc.	367,227	1.1
12,770		Home Depot, Inc.	830,944	2.5
9,820		Macy’s, Inc.	380,034	1.2
7,430	@	Michael Kors Holdings Ltd.	394,905	1.2
5,460		Petsmart, Inc.	385,804	1.2
270	@	Priceline.com, Inc.	179,053	0.5
11,870		Starbucks Corp.	615,697	1.9
8,010		Wyndham Worldwide Corp.	393,211	1.2
			6,079,868	18.7

		Consumer Staples: 12.1%
16,320		Coca-Cola Enterprises, Inc.	508,858	1.6
6,510		Costco Wholesale Corp.	676,975	2.1
4,740		JM Smucker Co.	419,300	1.3
18,320		Mondelez International, Inc.	474,305	1.5
8,030		Philip Morris International, Inc.	721,736	2.2
10,430		Wal-Mart Stores, Inc.	751,169	2.3
3,990		Whole Foods Market, Inc.	372,506	1.1
			3,924,849	12.1

		Energy: 5.2%
7,160	@	Cameron International Corp.	386,282	1.2
4,210		EOG Resources, Inc.	495,180	1.5
13,520		Halliburton Co.	450,892	1.4
5,170		National Oilwell Varco, Inc.	353,111	1.1
			1,685,465	5.2

		Financials: 4.7%
6,280		Ameriprise Financial, Inc.	381,008	1.2
2,610		Blackrock, Inc.	514,274	1.6
4,883		T. Rowe Price Group, Inc.	315,784	0.9
4,582		Travelers Cos., Inc.	324,497	1.0
			1,535,563	4.7

		Health Care: 10.5%
11,480		Abbott Laboratories	746,200	2.3
3,240	@	Biogen Idec, Inc.	483,051	1.5
2,300		Cooper Cos., Inc.	218,362	0.7
6,820	@	Covidien PLC	396,310	1.2
10,460	@	Express Scripts Holding Co.	563,271	1.7
8,400	@	Gilead Sciences, Inc.	630,000	1.9
4,470	@	Watson Pharmaceuticals, Inc.	393,405	1.2
			3,430,599	10.5
COMMON STOCK: (continued)
		Industrials: 12.0%
10,055		Ametek, Inc.	375,353	1.1
10,950		Danaher Corp.	590,972	1.8
6,300		Equifax, Inc.	322,812	1.0
2,660		Flowserve Corp.	368,543	1.1
14,870		General Electric Co.	314,203	1.0
6,640		Pall Corp.	394,947	1.2
4,990		Roper Industries, Inc.	556,535	1.7
5,990		Union Pacific Corp.	735,452	2.3
7,670		Waste Connections, Inc.	252,496	0.8
			3,911,313	12.0

		Information Technology: 30.9%
9,630		Analog Devices, Inc.	390,978	1.2
4,730		Apple, Inc.	2,768,375	8.5
23,610	@	EMC Corp.	586,000	1.8
3,880	@	F5 Networks, Inc.	363,478	1.1
1,880	@	Google, Inc. — Class A	1,312,936	4.0
5,990		International Business Machines Corp.	1,138,519	3.5
5,300		Intuit, Inc.	317,523	1.0
21,590	@	Juniper Networks, Inc.	388,188	1.2
15,150	@	NetApp, Inc.	480,407	1.5
33,420		Oracle Corp.	1,072,782	3.3
8,050		Qualcomm, Inc.	512,141	1.5
5,010		Visa, Inc.	750,047	2.3
			10,081,374	30.9

		Materials: 4.3%
6,610		Eastman Chemical Co.	402,219	1.2
8,240		Freeport-McMoRan Copper & Gold, Inc.	321,442	1.0
7,490		Monsanto Co.	686,009	2.1
			1,409,670	4.3

		Total Common Stock (Cost $29,786,322)	32,058,701	98.4

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
425,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $425,000)	425,000	1.3

		Total Short-Term Investments (Cost $425,000)	425,000	1.3

		Total Investments in Securities (Cost $30,211,322)	$32,483,701	99.7
		Assets in Excess of Other Liabilities	103,586	0.3
		Net Assets	$32,587,287	100.0

@	Non-income producing security

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING LARGE CAP GROWTH FUND

Cost for federal income tax purposes is $30,403,970.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,659,748
Gross Unrealized Depreciation	(580,017)
Net Unrealized Appreciation	$2,079,731

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$32,058,701	$—	$—	$32,058,701
Short-Term Investments	425,000	—	—	425,000
Total Investments, at fair value	$32,483,701	$—	$—	$32,483,701

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING SMALL COMPANY FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 14.5%
164,300	@	Aeropostale, Inc.	2,268,983	0.6
65,223		Arbitron, Inc.	2,372,160	0.6
59,372	@	Bally Technologies, Inc.	2,680,052	0.7
64,300	@	Childrens Place Retail Stores, Inc.	3,125,623	0.8
138,003		Cooper Tire & Rubber Co.	3,447,315	0.9
202,100	@	Express, Inc.	3,017,353	0.8
168,000		Finish Line	3,465,840	0.9
40,181		Gildan Activewear, Inc.	1,402,317	0.4
6,000	@	Hibbett Sporting Goods, Inc.	322,440	0.1
72,000	@,L	Imax Corp.	1,558,800	0.4
112,000	@	Jack in the Box, Inc.	3,085,600	0.8
195,915	@	La-Z-Boy, Inc.	2,923,052	0.8
83,673	@	Life Time Fitness, Inc.	3,937,651	1.0
74,800		Monro Muffler, Inc.	2,399,584	0.6
90,884		OfficeMax, Inc.	908,840	0.2
110,024	@	Orient-Express Hotels Ltd.	1,356,596	0.4
39,463	@	Papa John’s International, Inc.	2,088,777	0.5
55,825		Pool Corp.	2,338,509	0.6
58,100		Regis Corp.	956,907	0.2
167,481	@	Ruby Tuesday, Inc.	1,308,027	0.3
126,500	@	Sally Beauty Holdings, Inc.	3,206,775	0.8
49,400	L	Sturm Ruger & Co., Inc.	2,894,346	0.8
101,600	@	Wet Seal, Inc.	298,704	0.1
61,750		Wolverine World Wide, Inc.	2,672,540	0.7
39,370		Wyndham Worldwide Corp.	1,932,673	0.5
			55,969,464	14.5

		Consumer Staples: 1.7%
45,080		Casey’s General Stores, Inc.	2,226,952	0.6
89,385		Flowers Foods, Inc.	2,104,123	0.5
47,400		Sanderson Farms, Inc.	2,273,778	0.6
			6,604,853	1.7

		Energy: 5.7%
166,200	@	Bill Barrett Corp.	2,888,556	0.8
150,050	@	Carrizo Oil & Gas, Inc.	3,113,538	0.8
48,600	@	Dril-Quip, Inc.	3,419,982	0.9
119,200	@	EPL Oil & Gas, Inc.	2,502,008	0.6
289,400	@	Key Energy Services, Inc.	1,936,086	0.5
87,079	@	McMoRan Exploration Co.	742,784	0.2
137,240	L	Nordic American Tankers Ltd.	1,247,512	0.3
402,149	@	Petroquest Energy, Inc.	2,143,454	0.6
88,819	@	Unit Corp.	3,989,749	1.0
			21,983,669	5.7

		Financials: 21.2%
26,100	@	Affiliated Managers Group, Inc.	3,363,507	0.9
63,700		American Campus Communities, Inc.	2,790,060	0.7
COMMON STOCK: (continued)
		Financials: (continued)
218,200		Capitol Federal Financial, Inc.	2,594,398	0.7
51,559		Cash America International, Inc.	1,920,057	0.5
55,800	@	Citizens Republic Bancorp, Inc.	1,047,366	0.3
98,700		Colony Financial, Inc.	1,975,974	0.5
205,409		CubeSmart	2,834,644	0.7
556,365		DCT Industrial Trust, Inc.	3,477,281	0.9
64,873		EPR Properties	2,941,991	0.8
101,170		EverBank Financial Corp.	1,495,293	0.4
136,763		First American Financial Corp.	3,254,959	0.9
142,100		FirstMerit Corp.	2,000,768	0.5
58,843		IBERIABANK Corp.	2,868,596	0.7
24,700		Jones Lang LaSalle, Inc.	2,025,647	0.5
85,499		LaSalle Hotel Properties	2,061,381	0.5
56,700		LTC Properties, Inc.	1,855,224	0.5
67,900		National Bank Holdings Corp.	1,243,928	0.3
92,087		National Retail Properties, Inc.	2,828,913	0.7
17,916	@,L	Nationstar Mortgage Holdings, Inc.	548,588	0.1
64,900	@	Ocwen Financial Corp.	2,327,314	0.6
42,527	@	Piper Jaffray Cos.	1,206,491	0.3
120,902		Primerica, Inc.	3,461,424	0.9
37,511		ProAssurance Corp.	3,401,498	0.9
85,309		Prosperity Bancshares, Inc.	3,508,759	0.9
126,516		Provident Financial Services, Inc.	1,833,217	0.5
81,700		Redwood Trust, Inc.	1,366,024	0.4
108,200		Selective Insurance Group	2,021,176	0.5
48,506	@	Signature Bank	3,403,181	0.9
158,600		Starwood Property Trust, Inc.	3,625,596	0.9
94,285	@	Stifel Financial Corp.	2,868,150	0.7
336,300		Susquehanna Bancshares, Inc.	3,457,164	0.9
52,220	@	SVB Financial Group	2,883,588	0.8
93,441		Wintrust Financial Corp.	3,437,694	0.9
			81,929,851	21.2

		Health Care: 10.6%
53,576	@	Acorda Therapeutics, Inc.	1,349,044	0.3
108,154	@	Align Technology, Inc.	2,962,338	0.8
74,585	@	Amsurg Corp.	2,089,872	0.5
55,300	@	Centene Corp.	2,428,223	0.6
52,929	@	Cubist Pharmaceuticals, Inc.	2,149,447	0.6
34,036	@	Haemonetics Corp.	2,757,937	0.7
152,234	@	Healthsouth Corp.	3,347,626	0.9
76,800	@	Impax Laboratories, Inc.	1,562,112	0.4

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALL COMPANY FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
60,500	@,L	Incyte Corp., Ltd.	1,064,800	0.3
120,300	@,L	InterMune, Inc.	1,101,948	0.3
105,200	@	Masimo Corp.	2,179,744	0.6
69,553	@	Medicines Co.	1,493,303	0.4
40,000	@	Mednax, Inc.	3,160,000	0.8
62,771	@	Nektar Therapeutics	409,895	0.1
7,375	@	Onyx Pharmaceuticals, Inc.	556,591	0.1
86,634		Owens & Minor, Inc.	2,372,039	0.6
54,442	@	PSS World Medical, Inc.	1,548,330	0.4
17,600	@	Salix Pharmaceuticals Ltd.	754,160	0.2
67,934		Steris Corp.	2,321,305	0.6
63,520	@,L	Theravance, Inc.	1,427,929	0.4
44,500	@	Thoratec Corp.	1,655,400	0.4
51,934		Universal Health Services, Inc.	2,340,665	0.6
			41,032,708	10.6

		Industrials: 18.5%
134,126		Actuant Corp.	3,858,805	1.0
70,460		Acuity Brands, Inc.	4,660,929	1.2
7,684	@	Allegiant Travel Co.	568,770	0.1
66,400	@	Atlas Air Worldwide Holdings, Inc.	2,873,792	0.7
143,242		Barnes Group, Inc.	3,020,974	0.8
124,730		Brady Corp.	3,983,876	1.0
38,560	@	Clean Harbors, Inc.	2,208,717	0.6
59,100		Curtiss-Wright Corp.	1,875,243	0.5
324,986	@	Diana Shipping, Inc.	2,414,646	0.6
72,066	@	Encore Capital Group, Inc.	1,915,514	0.5
57,700		Forward Air Corp.	1,918,525	0.5
75,200	@	FTI Consulting, Inc.	2,324,432	0.6
253,500		Heartland Express, Inc.	3,480,555	0.9
109,728	@	HUB Group, Inc.	3,551,895	0.9
106,556	@	Mobile Mini, Inc.	2,126,858	0.6
250,300	@	Orbital Sciences Corp.	3,276,427	0.9
38,906		Regal-Beloit Corp.	2,713,693	0.7
50,500	@	Teledyne Technologies, Inc.	3,181,500	0.8
101,151	@	Tetra Tech, Inc.	2,605,650	0.7
66,996		Toro Co.	3,005,441	0.8
106,779	@	TrueBlue, Inc.	1,521,601	0.4
65,028		Universal Forest Products, Inc.	2,448,954	0.6
115,603		Waste Connections, Inc.	3,805,651	1.0
12,225		Watsco, Inc.	876,410	0.2
91,900		Watts Water Technologies, Inc.	3,757,791	1.0
96,677		Woodward Governor Co.	3,535,478	0.9
			71,512,127	18.5
COMMON STOCK: (continued)

		Information Technology: 15.1%
164,417	@	Advanced Energy Industries, Inc.	2,102,893	0.5
41,677	@	Ansys, Inc.	2,764,435	0.7
171,220	@	Arris Group, Inc.	2,391,943	0.6
158,400	@,L	Aruba Networks, Inc.	3,085,632	0.8
182,599	@	Bankrate, Inc.	2,196,666	0.6
26,370	@	CACI International, Inc.	1,348,826	0.4
142,400	@	Cardtronics, Inc.	3,266,656	0.8
36,300	@	Commvault Systems, Inc.	2,408,868	0.6
62,700		Flir Systems, Inc.	1,279,080	0.3
246,950	@	Formfactor, Inc.	1,093,989	0.3
351,625	@	Integrated Device Technology, Inc.	2,204,689	0.6
42,900	@	Liquidity Services, Inc.	1,761,474	0.5
201,641	@,L	Logitech International S.A.	1,431,651	0.4
73,378	@	Micros Systems, Inc.	3,189,008	0.8
169,324	@	Microsemi Corp.	3,240,861	0.8
104,672		MKS Instruments, Inc.	2,538,296	0.7
155,000	@	Parametric Technology Corp.	3,137,200	0.8
97,103	@	Plexus Corp.	2,247,934	0.6
184,900	@	Polycom, Inc.	1,934,054	0.5
92,600		Power Integrations, Inc.	2,880,786	0.8
135,150	@	Progress Software Corp.	2,717,867	0.7
123,600	@	QLIK Technologies, Inc.	2,395,368	0.6
176,500	@	QLogic Corp.	1,673,220	0.4
131,800	@	Riverbed Technolgoy, Inc.	2,359,220	0.6
99,450	@	Synaptics, Inc.	2,657,304	0.7
			58,307,920	15.1

		Materials: 5.4%
98,923		Buckeye Technologies, Inc.	2,742,145	0.7
217,200		Commercial Metals Co.	2,943,060	0.8
124,900		HB Fuller Co.	4,102,965	1.1
42,807		Minerals Technologies, Inc.	3,167,718	0.8
699,300	@,L	Thompson Creek Metals Co., Inc.	2,062,935	0.5
147,200		Worthington Industries	3,468,032	0.9
178,500		Zep, Inc.	2,213,400	0.6
			20,700,255	5.4

		Utilities: 2.6%
61,660		Cleco Corp.	2,484,281	0.7
87,100		El Paso Electric Co.	2,774,135	0.7
62,560		Idacorp, Inc.	2,671,938	0.7
75,800		Portland General Electric Co.	2,048,874	0.5
			9,979,228	2.6

		Total Common Stock (Cost $363,193,459)	368,020,075	95.3

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALL COMPANY FUND

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.2%
104,100	iShares Russell 2000 Index Fund	8,547,651	2.2

	Total Exchange-Traded Funds (Cost $8,466,315)	8,547,651	2.2

	Total Long-Term Investments (Cost $371,659,774)	376,567,726	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 2.6%
2,411,514	Barclays Bank PLC, Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $2,411,560, collateralized by various U.S. Government Agency Obligations, 3.500%–4.000%, Market Value plus accrued interest $2,459,744, due 11/01/40–07/01/42)	2,411,514	0.6
507,685	BNP Paribas Bank, Repurchase Agreement dated 11/30/12, 0.21%, due 12/03/12 (Repurchase Amount $507,694, collateralized by various U.S. Government Securities, 0.000%–0.875%, Market Value plus accrued interest $517,841, due 12/20/12–11/30/17)	507,685	0.2
2,411,514	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $2,411,562, collateralized by various U.S. Government Agency Obligations, 2.233%–5.000%, Market Value plus accrued interest $2,459,744, due 03/01/21–12/01/42)	2,411,514	0.6
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,411,514	Deutsche Bank AG, Repurchase Agreement dated 11/30/12, 0.25%, due 12/03/12 (Repurchase Amount $2,411,564, collateralized by various U.S. Government Agency Obligations, 3.000%–4.500%, Market Value plus accrued interest $2,459,744, due 08/20/41–11/15/42)	2,411,514	0.6
2,411,514	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $2,411,560, collateralized by various U.S. Government Agency Obligations, 2.459%–6.500%, Market Value plus accrued interest $2,459,744, due 11/01/22–12/01/42)	2,411,514	0.6
		10,153,741	2.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
9,222,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,222,000)	9,222,000	2.4

	Total Short-Term Investments (Cost $19,375,741)	19,375,741	5.0

	Total Investments in Securities (Cost $391,035,515)	$395,943,467	102.5
	Liabilities in Excess of Other Assets	(9,651,602)	(2.5)
	Net Assets	$386,291,865	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $391,158,380.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,292,251
Gross Unrealized Depreciation	(30,507,164)
Net Unrealized Appreciation	$4,785,087

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMALL COMPANY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2012
Asset Table
Investments, at fair value
Common Stock*	$368,020,075	$—	$—	$368,020,075
Exchange-Traded Funds	8,547,651	—	—	8,547,651
Short-Term Investments	9,222,000	10,153,741	—	19,375,741
Total Investments, at fair value	$385,789,726	$10,153,741	$—	$395,943,467

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended November 30, 2012.

See Accompanying Notes to Financial Statements

11

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED)

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 15.0%
70,590	@	Ascena Retail Group, Inc.	1,418,859	0.8
34,053	@	Bally Technologies, Inc.	1,537,152	0.9
47,700	@	Big Lots, Inc.	1,343,232	0.8
124,400		Dana Holding Corp.	1,763,992	1.1
9,200	@	Fossil, Inc.	795,248	0.5
52,100	@,L	Imax Corp.	1,127,965	0.7
93,000		Interpublic Group of Cos., Inc.	1,006,260	0.6
37,400	@	Life Time Fitness, Inc.	1,760,044	1.1
70,500	@	LKQ Corp.	1,545,360	0.9
33,821		Monro Muffler, Inc.	1,084,978	0.6
9,000	@	Panera Bread Co.	1,444,500	0.9
17,800		Polaris Industries, Inc.	1,509,618	0.9
57,100	@	Sally Beauty Holdings, Inc.	1,447,485	0.9
60,700	@	Tempur-Pedic International, Inc.	1,617,655	1.0
20,400	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,045,712	1.2
29,700	@	Under Armour, Inc.	1,539,351	0.9
7,100	@	Visteon Corp.	355,710	0.2
32,500		Wyndham Worldwide Corp.	1,595,425	1.0
			24,938,546	15.0

		Consumer Staples: 1.4%
19,002		Church & Dwight Co., Inc.	1,028,958	0.6
56,750		Flowers Foods, Inc.	1,335,895	0.8
			2,364,853	1.4

		Energy: 5.5%
40,024	L	Arch Coal, Inc.	268,961	0.2
33,000		Cabot Oil & Gas Corp.	1,554,300	0.9
7,000	L	CARBO Ceramics, Inc.	535,990	0.3
27,100		Helmerich & Payne, Inc.	1,414,620	0.8
28,000	@	Rowan Companies PLC	888,440	0.5
78,649	@	Superior Energy Services	1,597,361	1.0
64,458	@	Swift Energy Co.	997,810	0.6
44,445	@	Unit Corp.	1,996,470	1.2
			9,253,952	5.5

		Financials: 19.1%
15,393	@	Affiliated Managers Group, Inc.	1,983,696	1.2
39,600		American Campus Communities, Inc.	1,734,480	1.0
37,800		Arthur J. Gallagher & Co.	1,380,456	0.8
100,100		DDR Corp.	1,532,531	0.9
24,800		Equity Lifestyle Properties, Inc.	1,627,872	1.0
16,800		Federal Realty Investment Trust	1,747,872	1.0
78,100		Fidelity National Financial, Inc.	1,890,801	1.1
55,000		First Republic Bank	1,860,100	1.1
COMMON STOCK: (continued)
		Financials: (continued)
236,000		Hudson City Bancorp., Inc.	1,902,160	1.1
29,231		LaSalle Hotel Properties	704,760	0.4
54,600		Lincoln National Corp.	1,348,620	0.8
35,210		LTC Properties, Inc.	1,152,071	0.7
73,700		Nasdaq Stock Market, Inc.	1,785,751	1.1
19,019		ProAssurance Corp.	1,724,643	1.0
44,887		Raymond James Financial, Inc.	1,694,484	1.0
25,900	@	Signature Bank	1,817,144	1.1
63,000		Starwood Property Trust, Inc.	1,440,180	0.9
28,700	@	SVB Financial Group	1,584,814	1.0
61,900		UDR, Inc.	1,424,319	0.9
78,000		UnumProvident Corp.	1,590,420	1.0
			31,927,174	19.1

		Health Care: 10.9%
38,000	@	Alkermes PLC	733,780	0.4
12,200	@	BioMarin Pharmaceuticals, Inc.	592,920	0.4
10,860	@	Bio-Rad Laboratories, Inc.	1,134,761	0.7
26,738	@	Catamaran Corp.	1,301,873	0.8
34,755	@	Centene Corp.	1,526,092	0.9
13,867	@	Cubist Pharmaceuticals, Inc.	563,139	0.3
73,400	@	Healthsouth Corp.	1,614,066	1.0
17,300	@	Impax Laboratories, Inc.	351,882	0.2
6,500	@,L	Incyte Corp., Ltd.	114,400	0.1
8,300	@	Medivation, Inc.	432,845	0.3
22,100	@	Mednax, Inc.	1,745,900	1.0
8,836	@	Mettler Toledo International, Inc.	1,653,127	1.0
3,100	@	Onyx Pharmaceuticals, Inc.	233,957	0.1
40,226		Resmed, Inc.	1,652,886	1.0
32,300		Steris Corp.	1,103,691	0.7
12,553	@	Thoratec Corp.	466,972	0.3
10,442	@	United Therapeutics Corp.	548,727	0.3
44,393		Universal Health Services, Inc.	2,000,793	1.2
10,400	@	Vertex Pharmaceuticals, Inc.	413,816	0.2
			18,185,627	10.9

		Industrials: 15.9%
27,100		Acuity Brands, Inc.	1,792,665	1.1
28,700	@	Atlas Air Worldwide Holdings, Inc.	1,242,136	0.7
28,000	@	Clean Harbors, Inc.	1,603,840	1.0
41,900	@	EnPro Industries, Inc.	1,645,832	1.0
34,000		Equifax, Inc.	1,742,160	1.0
31,476	@	FTI Consulting, Inc.	972,923	0.6
15,300		Gardner Denver, Inc.	1,068,705	0.6
19,700		GATX Corp.	829,961	0.5
114,400	@	GrafTech International Ltd.	1,109,680	0.7

See Accompanying Notes to Financial Statements

1

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMID CAP EQUITY FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
44,333		Harsco Corp.	893,310	0.5
24,702		JB Hunt Transport Services, Inc.	1,468,534	0.9
28,500		Lennox International, Inc.	1,498,815	0.9
118,145	@	Orbital Sciences Corp.	1,546,518	0.9
22,768		Regal-Beloit Corp.	1,588,068	1.0
12,500		Snap-On, Inc.	993,000	0.6
26,600	@	Verisk Analytics, Inc.	1,325,744	0.8
59,600		Waste Connections, Inc.	1,962,032	1.2
45,100		Watts Water Technologies, Inc.	1,844,139	1.1
37,722		Woodward Governor Co.	1,379,494	0.8
			26,507,556	15.9

		Information Technology: 16.5%
13,069	@	Alliance Data Systems Corp.	1,862,202	1.1
29,047	@	Ansys, Inc.	1,926,687	1.2
69,300	@	Aruba Networks, Inc.	1,349,964	0.8
45,000	@	Cardtronics, Inc.	1,032,300	0.6
15,684	@	Commvault Systems, Inc.	1,040,790	0.6
58,800	@	Fairchild Semiconductor International, Inc.	784,392	0.5
49,100		Flir Systems, Inc.	1,001,640	0.6
65,200	@	Fortinet, Inc.	1,302,696	0.8
55,532	@	Informatica Corp.	1,492,145	0.9
127,500		Intersil Corp.	909,075	0.5
79,700		Jabil Circuit, Inc.	1,514,300	0.9
32,930	@	Micros Systems, Inc.	1,431,138	0.9
56,800	@	Nuance Communications, Inc.	1,263,232	0.8
158,400	@	ON Semiconductor Corp.	1,050,192	0.6
205,800	@	PMC — Sierra, Inc.	1,059,870	0.6
61,100	@	QLIK Technologies, Inc.	1,184,118	0.7
85,100	@	QLogic Corp.	806,748	0.5
54,200	@	Riverbed Technolgoy, Inc.	970,180	0.6
9,900	@	Semtech Corp.	270,765	0.2
15,900	@	SolarWinds, Inc.	890,877	0.5
78,600	@	Teradyne, Inc.	1,229,304	0.7
33,800	@	TIBCO Software, Inc.	846,690	0.5
40,739	@	Trimble Navigation Ltd.	2,266,718	1.4
			27,486,023	16.5

		Materials: 7.6%
25,900		Albemarle Corp.	1,548,561	0.9
20,100		Ashland, Inc.	1,425,492	0.9
27,000	L	Cliffs Natural Resources, Inc.	776,250	0.5
18,600		Compass Minerals International, Inc.	1,421,040	0.9
12,500		Domtar Corp.	1,001,375	0.6
41,400		Greif, Inc. — Class A	1,698,642	1.0
13,156		Martin Marietta Materials, Inc.	1,184,040	0.7
COMMON STOCK: (continued)
		Materials: (continued)
16,100		Rock-Tenn Co.	1,047,144	0.6
31,800		Silgan Holdings, Inc.	1,414,464	0.8
84,000		Steel Dynamics, Inc.	1,085,280	0.7
			12,602,288	7.6

		Telecommunication Services: 1.4%
16,700	@	SBA Communications Corp.	1,149,294	0.7
46,140	@	TW Telecom, Inc.	1,185,337	0.7
			2,334,631	1.4

		Utilities: 3.8%
36,300		AGL Resources, Inc.	1,414,974	0.9
27,700		Alliant Energy Corp.	1,241,514	0.7
50,000		Great Plains Energy, Inc.	1,012,500	0.6
24,766		National Fuel Gas Co.	1,289,813	0.8
75,304		NV Energy, Inc.	1,380,322	0.8
			6,339,123	3.8

		Total Common Stock (Cost $150,224,825)	161,939,773	97.1

EXCHANGE-TRADED FUNDS: 1.8%
36,300		iShares Russell 2000 Index Fund	2,980,593	1.8

		Total Exchange-Traded Funds (Cost $2,887,690)	2,980,593	1.8

RIGHTS: —%
		Materials: —%
3,200	@,X	Gerber Scientific	—	—

		Total Rights (Cost $—)	—	—

		Total Long-Term Investments (Cost $153,112,515)	164,920,366	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc(1): 1.6%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 11/30/12, 0.24%, due 12/03/12 (Repurchase Amount $1,000,020, collateralized by various U.S. Government Agency Obligations, 2.233%–5.000%, Market Value plus accrued interest $1,020,000, due 03/01/21–12/01/42)	1,000,000	0.6

See Accompanying Notes to Financial Statements

2

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2012 (UNAUDITED) (CONTINUED)

ING SMID CAP EQUITY FUND

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
571,952	Daiwa Capital Markets, Repurchase Agreement dated 11/30/12, 0.27%, due 12/03/12 (Repurchase Amount $571,965, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.250%–10.625%, Market Value plus accrued interest $583,391, due 01/15/14–12/01/42)	571,952	0.4
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 11/30/12, 0.23%, due 12/03/12 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 2.459%–6.500%, Market Value plus accrued interest $1,020,000, due 11/01/22–12/01/42)	1,000,000	0.6
		2,571,952	1.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
1,015,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,015,000)	1,015,000	0.6

	Total Short-Term Investments (Cost $3,586,952)	3,586,952	2.2

	Total Investments in Securities (Cost $156,699,467)	$168,507,318	101.1
	Liabilities in Excess of Other Assets	(1,764,173)	(1.1)
	Net Assets	$166,743,145	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at November 30, 2012.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $157,137,186.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,552,232
Gross Unrealized Depreciation	(4,182,100)
Net Unrealized Appreciation	$11,370,132

See Accompanying Notes to Financial Statements

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 1, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 1, 2013